                                                                    EXHIBIT 4.23

                                                        INCLUDES FIRST AMENDMENT
                                                 SECOND AMENDMENT (IRS PROPOSED)
                                                   THIRD AMENDMENT (EGTRRA PLUS)
                                                                FOURTH AMENDMENT
                                                                 FIFTH AMENDMENT

                         WEATHERFORD INTERNATIONAL, INC.
                               401(k) SAVINGS PLAN

                             AS AMENDED AND RESTATED
                            EFFECTIVE JANUARY 1, 2001

                                TABLE OF CONTENTS

                                                                                                         Section
ARTICLE I - DEFINITIONS

     Account .........................................................................................      1.1
     Active Service...................................................................................      1.2
     Actual Contribution Ratio........................................................................      1.3
     Actual Deferral Percentage.......................................................................      1.4
     Actual Deferral Ratio............................................................................      1.5
     Affiliated Employer..............................................................................      1.6
     Aggregate Accounts...............................................................................      1.7
     Aggregation Group................................................................................      1.8
     Annual Additions.................................................................................      1.9
     Annual Compensation..............................................................................      1.10
     Beneficiary......................................................................................      1.11
     Board of Directors...............................................................................      1.12
     Code.............................................................................................      1.13
     Committee........................................................................................      1.14
     Considered Compensation..........................................................................      1.15
     Contribution.....................................................................................      1.16
     Contribution Percentage..........................................................................      1.17
     Determination Date...............................................................................      1.18
     Direct Rollover..................................................................................      1.19
     Disability.......................................................................................      1.20
     Distributee......................................................................................      1.21
     Eligible Retirement Plan.........................................................................      1.22
     Eligible Rollover Distribution...................................................................      1.23
     Employee.........................................................................................      1.24
     Employer or Employers............................................................................      1.25
     ERISA............................................................................................      1.26
     Excess 401(k) Contributions......................................................................      1.27
     Excess Aggregate 401(m) Contributions............................................................      1.28
     Excess Deferral..................................................................................      1.29
     Five Percent Owner...............................................................................      1.30
     Former Member....................................................................................      1.31
     Highly Compensated Employee......................................................................      1.32
     Hour of Service..................................................................................      1.33
     Key Employee.....................................................................................      1.34
     Leased Employee..................................................................................      1.35
     Limitation Year..................................................................................      1.36
     Member...........................................................................................      1.37
     Non-Highly Compensated Employee..................................................................      1.38
     Non-Key Employee.................................................................................      1.39
     Period of Service................................................................................      1.40
     Period of Severance..............................................................................      1.41
     Plan.............................................................................................      1.42
     Plan Year........................................................................................      1.43

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
     Qualified Nonelective Employer Contribution......................................................     1.44
     Regulation.......................................................................................     1.45
     Retirement Age...................................................................................     1.46
     Rollover Contribution............................................................................     1.47
     Section 401(k) Contributions.....................................................................     1.48
     Section 401(m) Contributions.....................................................................     1.49
     Service..........................................................................................     1.50
     Severs Service...................................................................................     1.51
     Sponsor..........................................................................................     1.52
     Top-Heavy Plan...................................................................................     1.53
     Transferred......................................................................................     1.54
     Trust............................................................................................     1.55
     Trustee..........................................................................................     1.56
     Trust Fund.......................................................................................     1.57
     USERRA...........................................................................................     1.58
     Valuation Date...................................................................................     1.59

ARTICLE - ACTIVE SERVICE

     When Active Service Begins.......................................................................      2.1
     Aggregation of Service...........................................................................      2.2
     Eligibility Computation Periods..................................................................      2.3
     Periods of Service of Less Than One Year.........................................................      2.4
     Service Prior to Severance.......................................................................      2.5
     Service After Severance..........................................................................      2.6
     Periods of Severance Due to Child Birth or Adoption..............................................      2.7
     Transfers........................................................................................      2.8
     Employment Records Conclusive....................................................................      2.9
     Coverage of Certain Previously Excluded Employees................................................      2.10
     Military Service.................................................................................      2.11

ARTICLE III - ELIGIBILITY RULES

     Eligibility Requirements.........................................................................      3.1
     Eligibility Upon Reemployment....................................................................      3.2
     Frozen Participation.............................................................................      3.3

ARTICLE IV - CONTRIBUTIONS AND THEIR LIMITATIONS

PART A. CONTRIBUTIONS

     Employee After Tax Contributions.................................................................      4.1
     Rollover Contributions and Direct Transfers......................................................      4.2
     Salary Deferral Contributions....................................................................      4.3
     Employer Matching Contributions..................................................................      4.4
     Employer Discretionary Contributions.............................................................      4.5
     Restoration Contributions........................................................................      4.6
     Excluded Members.................................................................................      4.7
     Qualified Nonelective Employer Contribution......................................................      4.8

     Top-Heavy Contribution..........................................................................      4.9
     Contributions Required on Return From Military Service..........................................      4.10
     Deadline for Payment of Contributions...........................................................      4.11

PART B. LIMITATIONS APPLICABLE TO CONTRIBUTIONS

     Limitations Based Upon Deductibility and the Maximum
       Allocation Permitted to a Member's Account.....................................................     4.11
     Dollar Limitation on Salary Deferral Contributions...............................................     4.12
     Limitation Based Upon Actual Deferral Percentage.................................................     4.13
     Limitation Based Upon Contribution Percentage....................................................     4.14
     Alternative Limitation Based Upon Actual Deferral
       Percentage and Contribution Percentage.........................................................     4.15

PART C. CORRECTION PROCEDURES FOR ERRONEOUS CONTRIBUTIONS

     Excess Deferral Fail Safe........................................................................     4.16
     Actual Deferral Percentage Fail Safe For Plan Years Beginning
       After December 31, 1996........................................................................     4.17
     Contribution Percentage Fail Safe For Plan Years Beginning
       After December 31, 1996........................................................................     4.18
     Alternative Limitation Fail Safe.................................................................     4.19
     Income Allocable to Excess 401(k) and Aggregate 401(m) Contributions.............................     4.20
     Return of Contributions for Mistake, Disqualification or
     Disallowance of Deduction........................................................................     4.21

ARTICLE V - PARTICIPATION

PART A. ALLOCATIONS

     Allocation of Employee Contributions.............................................................     5.1
     Allocation of Rollover Contributions and Direct Transfers........................................     5.2
     Allocation of Salary Deferral Contributions......................................................     5.3
     Allocation of Employer Matching Contributions....................................................     5.4
     Allocation of Employer Discretionary Contributions...............................................     5.5
     Allocation of Restoration Contributions..........................................................     5.6
     Allocation of Contribution to Excluded Members...................................................     5.7
     Allocation of Qualified Nonelective Employer Contributions.......................................     5.8
     Allocation of Top-Heavy Contributions............................................................     5.9
     Effect of Transfers Upon Allocations.............................................................     5.10
     Application of Forfeitures.......................................................................     5.11
     Scheduled Allocation of Income or Losses and Appreciation or Depreciation........................     5.12
     Interim Allocation of Income or Losses and Appreciation or Depreciation..........................     5.13

PART B. LIMITATION ALLOCATIONS

PART C. INVESTMENT OF TRUST FUNDS

ARTICLE VI - DISTRIBUTIONS AND FORFEITURES

PART A. DISTRIBUTIONS

     Valuation of Accounts for Distributions..........................................................      6.1
     Distribution on Death............................................................................      6.2
     Distribution on Retirement.......................................................................      6.3
     Distribution on Disability.......................................................................      6.4
     Distribution on Severance From Service...........................................................      6.5
     Distributions on Issuance of a Qualified Domestic Relations Order................................      6.6
     Forfeiture on Severing Service With All Affiliated Employers.....................................      6.7
     Forfeiture by Lost Members or Beneficiaries; Escheat.............................................      6.8

PART B. FORM, ADJUSTMENTS AND TIME OF DISTRIBUTION

     Form of Distributions............................................................................      6.9
     Adjustment of Value of Distribution..............................................................      6.10
     Normal Time for Distribution.....................................................................      6.11
     Time Limit For Distribution......................................................................      6.12
     Protected Benefits...............................................................................      6.13

ARTICLE VII - WITHDRAWALS AND LOANS

     Valuation of Accounts for Withdrawals and Loans..................................................      7.1
     Minimum Loan Amount..............................................................................      7.2
     Withdrawals of Employee After Tax and Rollover Accounts..........................................      7.3
     Withdrawal for Financial Hardship................................................................      7.4
     Withdrawals On or After Age 59 1/2...............................................................      7.5
     Loans............................................................................................      7.6

ARTICLE VIII - GENERAL PROVISIONS APPLICABLE TO FILING A CLAIM,
DISTRIBUTIONS TO MINORS AND NO DUPLICATION OF BENEFITS

     Claims Procedure.................................................................................      8.1
     No Duplication of Benefits.......................................................................      8.2
     Distributions to Disabled or Minors..............................................................      8.3

ARTICLE IX - TOP-HEAVY REQUIREMENTS

     Application......................................................................................      9.1
     Top-Heavy Test...................................................................................      9.2
     Vesting Restrictions if Plan Becomes Top-Heavy...................................................      9.3
     Minimum Contribution if Plan Becomes Top-Heavy...................................................      9.4
     Coverage Under Multiple Top-Heavy Plans..........................................................      9.5
     Restrictions if Plan Becomes Super-Top-Heavy.....................................................      9.6

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
ARTICLE X - ADMINISTRATION OF THE PLAN

     Appointment, Term of Service & Removal...........................................................     10.1
     Powers...........................................................................................     10.2
     Organization.....................................................................................     10.3
     Quorum and Majority Action.......................................................................     10.4
     Signatures.......................................................................................     10.5
     Disqualification of Committee Member.............................................................     10.6
     Disclosure to Members............................................................................     10.7
     Standard of Performance..........................................................................     10.8
     Liability of Committee and Liability Insurance...................................................     10.9
     Exemption from Bond..............................................................................     10.10
     Compensation.....................................................................................     10.11
     Persons Serving in Dual Fiduciary Roles..........................................................     10.12
     Administrator....................................................................................     10.13
     Standard of Judicial Review of Committee Actions.................................................     10.14

ARTICLE XI - TRUST FUND AND CONTRIBUTIONS

     Funding of Plan..................................................................................     11.1
     Incorporation of Trust...........................................................................     11.2
     Authority of Trustee.............................................................................     11.3
     Allocation of Responsibility.....................................................................     11.4

ARTICLE XII - ADOPTION OF PLAN BY OTHER EMPLOYERS

     Adoption Procedure...............................................................................     12.1
     No Joint Venture Implied.........................................................................     12.2
     All Trust Assets Available to Pay All Benefits...................................................     12.3
     Qualification a Condition Precedent to Adoption
       and Continued Participation....................................................................     12.4

ARTICLE XIII - AMENDMENT AND WITHDRAWAL OR TERMINATION

PART A. AMENDMENT

     Right to Amend...................................................................................     13.1
     Limitation on Amendments.........................................................................     13.2
     Each Employer Deemed to Adopt Amendment Unless Rejected..........................................     13.3
     Amendment Applicable Only to Members Still Employed
       Unless Amendment Specifically Provides Otherwise...............................................     13.4
     Mandatory Amendments.............................................................................     13.5

PART B. WITHDRAWAL OR TERMINATION

     Withdrawal of Employer...........................................................................     13.6
     Termination of Plan..............................................................................     13.7
     100% Vesting Required on Partial or Complete Termination
       or Complete Discontinuance.....................................................................     13.8

     Distribution Upon Termination....................................................................     13.9

ARTICLE XIV - SALE OF EMPLOYER OR SUBSTANTIALLY ALL OF ITS ASSETS

     Continuance Permitted Upon Sale or Transfer of Assets............................................     14.1
     Distributions Upon Disposition of Assets or a Subsidiary.........................................     14.2

ARTICLE XV - MISCELLANEOUS

     Plan Not An Employment Contract..................................................................     15.1
     Benefits Provided Solely From Trust..............................................................     15.2
     Anti-Alienation Provision........................................................................     15.3
     Requirements Upon Merger or Consolidation of Plans...............................................     15.4
     Gender and Number................................................................................     15.5
     Severability.....................................................................................     15.6
     Governing Law; Parties to Legal Actions..........................................................     15.7

ARTICLE XVI - PROVISIONS RELATING TO U.S. FILTER UNION EMPLOYEES

     Eligibility Requirements.........................................................................     16.1
     Salary Deferral Contributions....................................................................     16.2
     Employer Matching Contributions..................................................................     16.3
     Distribution on Severance From Service...........................................................     16.4
     Form of Distributions............................................................................     16.5

ARTICLE XVI - AMENDMENT OF THE PLAN FOR EGTRRA

     Preamble.........................................................................................     17.1
     Limitation on Contributions......................................................................     17.2
     Increase in Compensation Limit...................................................................     17.3
     Modification of Top-Heavy Rules..................................................................     17.4
     Direct Rollovers of Plan Distributions...........................................................     17.5
     Rollovers From Other Plans.......................................................................     17.6
     Rollovers From IRAs..............................................................................     17.7
     Rollovers Included in Involuntary Cash-Outs......................................................     17.8
     Repeal of Multiple Use Test......................................................................     17.9
     Elective Deferral - Contribution Limitation......................................................     17.10
     Suspension Period Following Hardship Distribution................................................     17.11
     Catch-Up Contributions...........................................................................     17.12
     Distribution Upon Severance From Employment......................................................     17.13
     Plan Loans for Owner Employees and Shareholder Employees.........................................     17.14
     Model Amendment - Revenue Ruling 2002-27.........................................................     17.15

ARTICLE XVIII - MINIMUM DISTRIBUTION REQUIREMENTS

     General Rules....................................................................................     18.1
     Time and Manner of Distribution..................................................................     18.2
     Required Minimum Distributions During Participant's Lifetime.....................................     18.3

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
     Required Minimum Distributions After Participant's Death.........................................     18.4
     Definitions......................................................................................     18.5

                         WEATHERFORD INTERNATIONAL, INC.
                               401(k) SAVINGS PLAN

         Weatherford International, Inc. has entered into the following
Agreement:

                                   WITNESSETH:

         WHEREAS, Weatherford International, Inc. has heretofore adopted a qualified profit sharing plan with a 401(k) feature and exempt trust for the exclusive benefit of its employees and their beneficiaries; and

         WHEREAS, it has been determined that the plan should now be completely amended, restated and continued without a gap or lapse in coverage, time or effect which would cause any Member to become fully vested or entitled to distribution, in order to (a) effect numerous technical changes for the benefit of eligible employees and beneficiaries, and (b) to ensure the plan's qualification under the applicable provisions of the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act of 1974, as amended; and

         WHEREAS, it is intended that other business organizations may adopt this plan and its related trust for the exclusive benefit of their employees and their employees' beneficiaries;

         NOW, THEREFORE, this Agreement is entered into in order to set forth the terms of that profit sharing plan with a 401(k) feature which are as follows:

                                    ARTICLE I

                                   DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in the definition unless the context in which the word or phrase appears reasonably requires a broader, narrower or different meaning.

         1.1 "ACCOUNT" means all ledger accounts pertaining to a Member which are maintained by the Committee to reflect the Member's interest in the Trust Fund. The Committee shall establish the following Accounts and any additional Accounts that the Committee considers necessary to reflect the entire interest of the Member in the Trust Fund. Each of the Accounts listed below and any additional Accounts established by the Committee shall reflect the Contributions or amounts transferred to the Trust Fund, if any, and the appreciation or depreciation of the assets in the Trust Fund and the income earned or loss incurred on the assets in the Trust Fund attributable to the Contributions and/or other amounts transferred to the Account.

                  (a) Employee After Tax Contribution Account - The Member's after tax contributions, if any.

                  (b) Salary Deferral Contribution Account - The Member's before tax contributions, if any.

                  (c) Employer Matching Contribution Account - The Employer's matching contributions allocated to the Member, if any.

                  (d) Employer Discretionary Contribution Account - The Employer's discretionary contributions, if any.

                  (e) Qualified Nonelective Employer Contribution Account - The Employer's Qualified Nonelective Employer Contributions allocated to the Member, if any.

                  (f) Rollover Account - Funds transferred from another qualified plan or IRA Account for the benefit of a Member.

                  (g)      Grant Plan Prior Plan Account

                  (h)      Prideco Plan Prior Plan Account

                  (i)      Enerpro Plan Prior Plan Account

                  (j)      TCA Plan Prior Plan Account

                  (k)      Tube-Alloy Plan Prior Plan Account

                  (l)      XL Systems Plan Prior Plan Account

                  (m) Weatherford Plan Prior Plan Account (this Prior Plan Account refers to assets attributable to a merger into the Weatherford Enterra, Inc. 401(k) Savings Plan by Total Energy Service Company).

         1.2 "ACTIVE SERVICE" means the Periods of Service which are counted for either eligibility or vesting purposes as calculated under Article II.

         1.3      "ACTUAL CONTRIBUTION RATIO" means for an Employee the ratio of
Section 401(m) Contributions actually paid into the Trust on behalf of the Employee for a Plan Year to the Employee's Annual Compensation earned while the Employee was a Member for the same Plan Year.

         1.4 "ACTUAL DEFERRAL PERCENTAGE" means for a specified group of Employees for a Plan Year the average of the ratios (calculated separately for each Employee in the group) of the sum of Section 401(k) Contributions actually paid into the Trust on behalf of each Employee for that Plan Year to the Employee's Annual Compensation earned while the Employee was a Member for the same Plan Year.

         1.5      "ACTUAL DEFERRAL RATIO" means for an Employee the ratio of
Section 401(k) Contributions actually paid into the Trust on behalf of the Employee for a Plan Year to the Employee's Annual Compensation earned while the Employee was a Member for the same Plan Year.

         1.6 "AFFILIATED EMPLOYER" means the Employer and any employer which is a member of the same controlled group of corporations within the meaning of section 414(b) of the Code, which is a trade or business (whether or not incorporated) which is under common control within the meaning of section 414(c) of the Code, which is a member of an affiliated service group within the meaning of section 414(m) of the Code with the Employer, or which is required to be aggregated with the Employer under section 414(o) of the Code. For purposes of the limitation on allocations contained in Part B of Article V, the definition of Affiliated Employer is modified by substituting the phrase "more than 50 percent" in place of the phrase "at least 80 percent" each place the latter phrase appears in section 1563(a)(1) of the Code. The definition of Affiliated Employer shall also include Grant Prideco, Inc. ("Grant Prideco") and any employer which is a member of the same controlled group of corporations within the meaning of section 414(b) of the Code, which is a trade or business (whether or not incorporated) which is under common control within the meaning of section 414(c) of the Code, which is a member of an affiliated service group within the meaning of section 414(m) of the Code with Grant Prideco, or which is required to be aggregated with Grant Prideco under section 414(o) of the Code solely for purposes of Active Service crediting but not for purposes of determining whether an Employee has terminated employment for purposes of receiving a distribution. Furthermore, the preceding sentence shall only apply for the five year period following the closing of the Distribution Agreement between the Sponsor and Grant Prideco.

         1.7 "AGGREGATE ACCOUNTS" means the total of all Account balances derived from Employer Contributions and Employee Contributions.

         1.8 "AGGREGATION GROUP" means (a) each plan of the Employer or any Affiliated Employer in which a Key Employee is a Member and (b) each other plan of the Employer or any Affiliated Employer which enables any plan in (a) to meet the requirements of either section 401(a)(4) or 410 of the Code. Any Employer may treat a plan not required to be included in the Aggregation Group as being a part of the group if the group would continue to meet the requirements of sections 401(a)(4) and 410 of the Code with that plan being taken into account.

         1.9 "ANNUAL ADDITIONS" means the sum of the following amounts credited on behalf of a Member for the Limitation Year: (a) Employer Contributions, (b) Employee After Tax Contributions, and (c) forfeitures. Excess 401(k) Contributions and Excess Aggregate 401(m) Contributions for a Plan Year are treated as Annual Additions for that Plan Year even if they are corrected through distribution or recharacterization. Excess Deferrals that are timely distributed as set forth in Section 4.12 shall not be treated as Annual Additions.

         1.10 "ANNUAL COMPENSATION" means the Employee's wages from the Affiliated Employers as defined in section 3401(a) of the Code for purposes of federal income tax withholding at the source (but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed) modified by including elective contributions under a cafeteria plan described in section 125 of the Code and elective contributions to any plan qualified under section 401(k), 408(k), or 403(b) of the Code. However, for purposes of Part B of Article V of the Plan, effective for Limitation Years beginning before January 1, 1998, "Annual Compensation" does not include any salary deferral contributions to a plan qualified under section 401(k) of the Code or any amount that is deferred at the election of the Employee and is not includable in the gross income of the Employee by reason of section 125 of the Code. Except for purposes of Part B of
Article V of the Plan, Annual Compensation in excess of $150,000.00 (as adjusted by the Secretary of Treasury) shall be disregarded. If the Plan Year is ever less than 12 months the $150,000.00 limitation (as adjusted by the Secretary of Treasury) will be prorated by multiplying the limitation by a fraction, the numerator of which is the number of months in the Plan Year, and the denominator of which is 12. For purposes of determining an Employee's Actual Contribution Ratio or Actual Deferral Ratio, Annual Compensation shall include only compensation earned during the portion of the Plan Year that the Employee was eligible to participate in the Plan.

         Notwithstanding the above to the contrary, for Plan Years beginning on or after January 1, 1998, Annual Compensation for all purposes shall also include elective amounts that are not includible in the gross income of the Employee by reason of section 132(f)(4) of the Code.

         1.11 "BENEFICIARY" or Beneficiaries means the person or persons, or the trust or trusts created for the benefit of a natural person or persons or the Member's or Former Member's estate, designated by the Member or Former Member to receive the benefits payable under this Plan upon his death.

         1.12 "BOARD OF DIRECTORS" means the board of directors, the executive committee or other body given management responsibility for the Sponsor.

         1.13 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         1.14 "COMMITTEE" means the committee appointed by the Sponsor to administer the Plan.

         1.15 "CONSIDERED COMPENSATION" means as to each Employee, that Employee's Annual Compensation (wages subject to withholding modified by including elective contributions under a cafeteria plan described in section 125 of the Code or a qualified transportation fringe benefit program described in section 132(f) of the Code and elective contributions to any plan qualified under section 401(k), 408(k) or 403(b) of the Code), but excluding the following items: relocation expenses, severance pay, executive severance, executive deferred compensation, restricted stock income, stock option income, benefit allowance, meal allowance, tax gross up income, tax reimbursements, educational aid income, location coefficient, foreign service premiums, housing allowance, indemnity pay, goods & service allowance, hypothetical tax income, housing/utility deduction income, danger pay, hardship pay, leave pay, notice pay, working days, local pay, home country pension, retiree pay, retention bonus payments, special pay, estimated tax payment, and such other items that the Committee from time-to-time shall deem not to constitute Considered Compensation. The Committee shall also have the right to include any of the above in Considered Compensation provided it announces such inclusion to all Members. For purposes of any Employer Matching Contribution, and any Employer Discretionary Contribution, Considered Compensation shall mean effective July 1, 2001, the same as what is included and excluded as set forth in the immediately preceding sentence.Considered Compensation in excess of $150,000.00 (as adjusted by the Secretary of Treasury) shall be disregarded. If the Plan Year is ever less than 12 months the $150,000.00 limitation (as adjusted by the Secretary of Treasury) will be prorated by multiplying the limitation by a fraction, the numerator of which is the number of months in the Plan Year, and the denominator of which is 12.

         1.16 "CONTRIBUTION" means the total amount of contributions made under the terms of this Plan. Each specific type of Contribution shall be designated by the type of contribution made as follows:

                  (a) Employee After Tax Contribution - After tax contributions made by the Employee.

                  (b) Salary Deferral Contribution - Contributions made by the Employer under the Employee's salary deferral agreement.

                  (c) Employer Matching Contribution - Matching contributions made by the Employer.

                  (d) Employer Discretionary Contribution - Contributions made by the Employer on a discretionary basis.

                  (e) Qualified Nonelective Employer Contribution - Qualified Nonelective Employer Contributions made by the Employer as a means of passing the actual deferral percentage test of section 401(k) of the Code or the actual contribution percentage test of section 401(m) of the Code.

                  (f) Rollover Contribution - Contributions made by a Member which consist of any part of an Eligible Rollover Distribution (as defined in section 402 of the Code) from a qualified employee trust described in section 401(a) of the Code or an IRA Rollover Account.

         1.17 "CONTRIBUTION PERCENTAGE" means for a specified group of Employees for a Plan Year the average of the ratios (calculated separately for each Employee in the group) of the sum of Section 401(m) Contributions actually paid into the Trust on behalf of each Employee for that Plan Year to the Employee's Annual Compensation earned while the Employee was a Member for that Plan Year.

         1.18 "DETERMINATION DATE" means for a given Plan Year the last day of the preceding Plan Year or in the case of the first Plan Year the last day of that Plan Year.

         1.19 "DIRECT ROLLOVER" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         1.20 "DISABILITY" means a mental or physical disability which, in the opinion of a physician selected by the Committee, will prevent the Member from earning a reasonable livelihood with any Affiliated Employer and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Member was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; and (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Member receives a military pension.

         1.21 "DISTRIBUTEE" means an Employee or former Employee, and in addition, the Employee's or former Employee's surviving spouse or the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, with regard to the interest of the spouse or former spouse.

         1.22 "ELIGIBLE RETIREMENT PLAN" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         1.23 "ELIGIBLE ROLLOVER DISTRIBUTION" as defined in section 402 of the Code means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of ten years or more; (b) any distribution to the extent the distribution is required under section 401(a)(9) of the Code; and (c) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). For any distribution after December 31, 1999, an Eligible Rollover Distribution also does not include any hardship distribution described in section 401(k)(2)(B)(i)(IV) of the Code.

If the Plan accepts a Rollover Contribution which the Trustee reasonably concludes is qualified under this Section of the Plan, and subsequently it is determined that such distribution was not qualified, the Trustee shall distribute the amount of such rollover distribution, plus earnings thereon, to the Member in compliance with applicable Regulations.

         1.24 "EMPLOYEE" means all common law employees of each Employer exclusive of the following classifications: (a) employees working outside of the United States unless the Committee elects to cover or continue to cover them in this Plan and (b) all Leased Employees who are required to be treated as common law employees under section 414(n) of the Code unless the Plan's qualified status is dependent upon coverage of the Leased Employees. Independent contractors are not common law employees and are therefore not within the defined term "Employee" as used in this Plan. The determination of whether a person is within an excluded class or is an independent contractor shall be made by the Committee in its sole discretion as granted in Article X. However, if either one or more individuals who are classified as Leased Employees or independent contractors are later determined to be in fact common law employees of an Employer, they are nevertheless to be excluded as a classification unless the Plan's qualified status is dependent upon the coverage of that classification of persons.

         1.25 "EMPLOYER" or "EMPLOYERS" means the Sponsor and any other business organization which has adopted this Plan.

         1.26 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.27 "EXCESS 401(k) CONTRIBUTIONS" means, with respect to any Plan Year, the excess of (a) the aggregate amount of Section 401(k) Contributions actually paid into the Trust on behalf of Highly Compensated Employees for the Plan Year over (b) the maximum amount of those contributions permitted under the limitations set out in the first sentence of Section 4.13 of the Plan.

         1.28 "EXCESS AGGREGATE 401(m) CONTRIBUTIONS" means, with respect to any Plan Year, the excess of (a) the aggregate amount of Section 401(m) Contributions actually paid into the Trust on behalf of Highly Compensated Employees for the Plan Year over (b) the maximum amount of those contributions permitted under the limitations set out in the first sentence of Section 4.14 of the Plan. Excess Aggregate 401(m) Contributions shall be determined only after first determining the Excess 401(k) Contributions that are treated as Employee After-Tax Contributions due to recharacterization.

         1.29 "EXCESS DEFERRAL" means that part, if any, of the Salary Deferral Contribution of a Member for his taxable year which, when added to the amounts he deferred under other plans or arrangements described in sections 401(k), 408(k) and 403(b) of the Code, exceeds the deferral dollar limitation permitted by section 402(g) of the Code.

         1.30 "FIVE PERCENT OWNER" means an Employee who is a 5-percent owner as defined in section 416(i) of the Code.

         1.31 "FORMER MEMBER" means a person who was at one time a Member who received allocations of Contributions and who is no longer a Member under the Plan, but still has an Account balance in the Plan.

         1.32 "HIGHLY COMPENSATED EMPLOYEE" means, effective for Plan Years beginning after December 31, 1996, an Employee or an employee of an Affiliated Employer who: (a) during the Plan Year or the preceding Plan Year was at any time a Five Percent Owner or (b) for the preceding year had Annual Compensation in excess of $80,000.00 (as adjusted from time to time by the Secretary of the Treasury) and was in the group consisting of the top 20 percent of the Employees when ranked on the basis of Annual Compensation paid during the preceding year. A former Member will be treated as a Highly Compensated Employee if he was a Highly Compensated Employee when he Severed Service or he was a Highly Compensated Employee at any time after attaining age 55. Non-resident aliens who receive no earned income from the employer which constitutes income from sources within the United States are excluded.

         1.33 "HOUR OF SERVICE" means each hour for which an Employee is paid or entitled to payment for the performance of duties with an Affiliated Employer.

         1.34 "KEY EMPLOYEE" means an Employee or former or deceased Employee or Beneficiary of an Employee who at any time during the Plan Year or any of the four preceding Plan Years is (a) an officer of an Employer or any Affiliated Employer having an Annual Compensation greater than 50% of the annual addition limitation of section 415(b)(1)(A) of the Code for the Plan Year, (b) one of the 10 employees having an Annual Compensation from an Employer or any Affiliated Employer of greater than 100% of the annual addition limitation of section 415(c)(1)(A) of the Code for the Plan Year and owning or considered as owning (within the meaning of section 318 of the Code) the largest interest in an Employer or any Affiliated Employer, treated separately, (c) a Five Percent Owner of an Employer or any Affiliated Employer, treated separately, or (d) a 1% owner of an Employer or any Affiliated Employer, treated separately, having Annual Compensation from an Employer or any Affiliated Employer of more than $150,000.00, as adjusted. For this purpose no more than 50 employees or, if lesser, the greater of three employees or 10% of the employees shall be treated as officers. Section 416(i) of the Code shall be used to determine percentage of ownership. For the purpose of the test set out in (b) above, if two or more employees have the same interest in an Employer, the employee with the greater Annual Compensation from the Employer shall be treated as having the larger interest.

         1.35 "LEASED EMPLOYEE" means, effective January 1, 1997, any person who (a) is not a common law employee of an Affiliated Employer, (b) pursuant to an agreement between an Affiliated Employer and any other person, has performed services for an Affiliated Employer (or for an Affiliated Employer and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year and (c) performs the services under primary direction and control of the recipient.

         1.36 "LIMITATION YEAR" means the year used for purposes of applying the limitations under section 415 of the Code. The Limitation Year shall be the Plan Year unless the Employer affirmatively, by resolution, designates another limitation year.

         1.37 "MEMBER" means the person or persons employed by an Employer who are eligible to participate in this Plan.

         1.38 "NON-HIGHLY COMPENSATED EMPLOYEE" means any Employee who is not a Highly Compensated Employee.

         1.39     "NON-KEY EMPLOYEE" means any Employee who is not a Key
Employee.

         1.40 "PERIOD OF SERVICE" means a period of employment with an Affiliated Employer which commences on the day on which an Employee performs his initial Hour of Service or performs his initial Hour of Service upon returning to the employ of an Affiliated Employer, whichever is applicable, and ends on the date the Employee Severs Service.

         1.41 "PERIOD OF SEVERANCE" means the period of time which commences on the date an Employee Severs Service and ends on the date the Employee again performs an Hour of Service.

         1.42     "PLAN" means this Plan, including all subsequent amendments.

         1.43 "PLAN YEAR" means the calendar year. The Plan Year shall be the fiscal year of this Plan.

         1.44 "QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTION" means the Employer's Contribution, if any, made as a means of passing the Actual Deferral Percentage test or the Contribution Percentage test.

         1.45 "REGULATION" means the Internal Revenue Service regulation specified, as it may be changed from time to time.

         1.46 "RETIREMENT AGE" means normally 65 years of age. Once a Member has attained his Retirement Age he shall be 100% vested at all times.

         1.47 "ROLLOVER CONTRIBUTION" means the amount contributed by a Member to his Account in this Plan which consists of any part or all of an Eligible Rollover Distribution.

         1.48 "SECTION 401(k) CONTRIBUTIONS" means the sum of Salary Deferral Contributions made on behalf of the Member during the Plan Year and Qualified Nonelective Employer Contributions that the Employer elects to have treated as Section 401(k) Contributions pursuant to section 401(k)(3)(D)(ii) of the Code to the extent that those contributions are not used to enable the Plan to satisfy the minimum contribution requirements of section 416 of the Code.

         1.49 "SECTION 401(m) CONTRIBUTIONS" means the sum of Employer Matching Contributions and Employee After Tax Contributions made on behalf of the Member during the Plan Year and Qualified Nonelective Employer Contributions that the Employer elects to have treated as Section 401(m) Contributions pursuant to section 401(m)(3)(B) of the Code to the extent that those contributions are not used to enable the Plan to satisfy the minimum contribution requirements of section 416 of the Code.

         1.50 "SERVICE" means the period or periods that a person is paid or is entitled to payment for performance of duties with an Affiliated Employer.

         1.51     "SEVERS SERVICE" means the earlier of the following events:
(a) the Employee's quitting, retiring, dying or being discharged, (b) the completion of a period of 365 continuous days in which the Employee remains absent from Service (with or without pay) for any reason other than quitting, retiring, dying or being discharged, such as vacation, holiday, sickness, disability, leave of absence, layoff or any other absence or (c) the second anniversary of the commencement of a continuous period of absence occasioned by the reason of the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of the child by the Employee or the caring for the child for a period commencing immediately after the child's birth or placement.

         1.52 "SPONSOR" means Weatherford International, Inc. or any other organization which assumes the primary responsibility for maintaining this Plan with the consent of the last preceding Sponsor.

         1.53 "TOP-HEAVY PLAN" means any plan which has been determined to be top-heavy under the test described in Article IX of this Plan.

         1.54 "TRANSFERRED" means an Employee's termination of employment with one Employer and his contemporaneous commencement of employment with another Employer.

         1.55 "TRUST" means the one or more trust estates created to fund this Plan.

         1.56 "TRUSTEE" means collectively one or more persons or entities with trust powers which have been appointed by the initial Sponsor and have accepted the duties of Trustee and any and all successor or successors appointed by the Sponsor or successor Sponsor.

         1.57 "TRUST FUND" means all of the trust estates established under the terms of this Plan to fund this Plan, whether held to fund a particular group of Accounts or held to fund all of the Accounts of Members, collectively.

         1.58 USERRA: means the Uniformed Services Employment And Reemployment Rights Act of 1994 which was enacted on October 13, 1994 as Public Law 103-353 and which amended Chapter 43 of Title 38 of the United States Code.

         1.59 "VALUATION DATE" means the day or days each Plan Year selected by the Committee on which the Trust Fund is to be valued which cannot be less frequent than annual. One or more Accounts may have different Valuation Dates from other Accounts. The Valuation Date must be announced to all Members and Former Members who have Account Balances and shall remain the same until changed by the Committee and announced to the Members.

                                   ARTICLE II

                                 ACTIVE SERVICE

         2.1 WHEN ACTIVE SERVICE BEGINS. For purposes of eligibility and vesting, Active Service begins when an Employee first performs an Hour of Service for an Affiliated Employer or an employer the stock or assets of which were or are acquired by an Employer or Affiliated Employer without regard to whether a predecessor plan was maintained, limited to five years of past service credit. Once an Employee has begun Active Service for purposes of eligibility or vesting and Severs Service he shall recommence Active Service for those purposes when he again performs an Hour of Service for an Affiliated Employer.

         2.2 AGGREGATION OF SERVICE. When determining an Employee's Active Service, all Periods of Service, whether or not completed consecutively, shall be aggregated on a per day basis. Thirty days shall be counted as one month and 12 months shall be counted as one year. For purposes of eligibility and vesting, only full years of Active Service shall be counted, any fractional year shall be dropped.

         2.3 ELIGIBILITY COMPUTATION PERIODS. For the purpose of determining eligibility and vesting, the initial period shall begin on the day the Employee first performs an Hour of Service and each future year shall begin on the anniversary of that date.

         2.4 PERIODS OF SERVICE OF LESS THAN ONE YEAR. If an Employee performs an Hour of Service within 12 months after he Severs Service, the intervening Period of Severance shall be counted as a Period of Service.

         2.5 SERVICE PRIOR TO SEVERANCE. If the Employee was covered by the Plan or a predecessor qualified plan on December 31, 1984, any Period of Service occurring before the first Plan Year beginning after that date shall be disregarded if that Service would have been disregarded under the rules applicable to breaks in service at that time under the Plan or a predecessor qualified plan prior to that date. Any Period of Service occurring during or after the first Plan Year beginning after December 31, 1984 shall be governed by the following rules. If an Employee Severs Service at a time when he does not have any vested right to amounts credited to his Employer Matching Contribution Account or Employer Discretionary Contribution Account and the Period of Severance continues for a continuous period of five years or more, the Period of Service completed by the Employee before the Period of Severance shall not be taken into account if his Period of Severance equals or exceeds his Period of Service, whether or not consecutive, completed before the Period of Severance. In addition if a Member incurs a Period of Severance of five consecutive years, the Members years of Credited Service for vesting completed after that Period of Severance shall be disregarded in determining the Member's vested interest in that portion of his Accounts derived from Employer Contributions on his behalf prior to the Period of Severance.

         2.6 SERVICE AFTER SEVERANCE. If an Employee's Period of Severance continues for a continuous period of five years or more, the Period of Service completed by the Employee after that Period of Severance shall not be taken into account in determining the Employee's vested interest in amounts contributed to his Employer Matching Contribution Account, and earnings thereon, attributable to Service before that Period of Severance.

         2.7 PERIODS OF SEVERANCE DUE TO CHILD BIRTH OR ADOPTION. If the period of time between the first anniversary of the first day of an absence from Service by reason of the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of the child by the Employee or for purposes for caring for the child for a period beginning immediately after the birth or placement and the second anniversary of the first day of the absence occurs during or after the first Plan Year beginning after December 31, 1984, it shall neither be counted as a Period of Service nor of Severance.

         2.8 TRANSFERS. If an Employee is Transferred from one Employer to another, his Active Service shall not be interrupted and he shall continue to be in Active Service for purposes of eligibility, vesting and allocation of Contributions and/or forfeitures. If an Employee is transferred to the service of an Affiliated Employer that has not adopted the Plan he shall not have Severed Service; however, even though he shall continue to be in Active Service for eligibility and vesting purposes he shall not receive any allocation of Contributions or forfeitures.

         2.9 EMPLOYMENT RECORDS CONCLUSIVE. The employment records of the Employer shall be conclusive for all determinations of Active Service.

         2.10 COVERAGE OF CERTAIN PREVIOUSLY EXCLUDED EMPLOYEES. Any Employee who is no longer excludable because he or she is no longer included in a unit of Employees covered by a collective bargaining agreement between the Employees' representative and the Employer where retirement benefits were the subject of good faith bargaining shall immediately become eligible for membership if he meets the eligibility requirements. All his Service with any Affiliated Employer that would have been counted had he not been previously excluded shall now be counted as Active Service for eligibility and vesting purposes.

         2.11 MILITARY SERVICE. A Member who leaves the employ of an Employer to enter the armed services of the United States and is covered by USERRA shall not be deemed to have broken his continuous employment if he is reemployed under USERRA. And, the Member shall be awarded Active Service upon reemployment for each period served by him in the uniformed services for eligibility, vesting and benefit accrual purposes.

                                   ARTICLE III

                                ELIGIBILITY RULES

         3.1 ELIGIBILITY REQUIREMENTS. Except as otherwise provided for in this Plan, each Employee shall be eligible to participate in this Plan beginning on the first day the Employee completes an Hour of Service. However, no Employee shall be eligible to participate in this Plan for purposes of sharing in Employer Matching Contributions or Employer Discretionary Contributions until the first day he completes one year of Active Service. Employees who are included in a unit of Employees covered by a collective bargaining agreement between the Employees' representative and the Employer, shall be excluded, even if they have met the requirements for eligibility, if there has been good faith bargaining between the Employer and the Employees' representative pertaining to retirement benefits and the agreement does not require the Employer to include such Employees in this Plan. In addition, any Employee who is a non-resident alien with no United States source income or an individual participating in a retirement plan maintained by the Employer or an Affiliated Employer outside the United States shall likewise be ineligible to participate in the Plan. All employees who were employed by Robison Services, Inc. and Teric Oil Tool, Inc. (or any of their affiliated companies) immediately prior to the merger between Robison Services, Inc., Teric Oil Tool, Inc. and Weatherford U.S., L.P. shall be excluded from the Plan until such date the Sponsor elects to cover them under the terms of the Plan. Any employee who becomes an Employee of an Employer on and after the effective date of the merger and is on the payroll of an Employer, is eligible to participate in this Plan, subject to satisfying this Plan's eligibility provisions.

         3.2 ELIGIBILITY UPON REEMPLOYMENT. If an Employee Severs Service with the Employer for any reason after fulfilling the eligibility requirements but prior to the date he initially begins participating in the Plan, the Employee shall be eligible to begin participation in this Plan on the day he first completes an Hour of Service upon his return to employment with an Employer. Once an Employee has become eligible to be a Member, his eligibility shall continue until he Severs Service. A former Member shall be eligible to recommence participation in this Plan on the first day he completes an Hour of Service upon his return to employment with an Employer.

         3.3 FROZEN PARTICIPATION. An employee employed by an Affiliated Employer, which has not adopted this Plan, cannot actively participate in this Plan even though he accrues Active Service. Likewise, if an Employee: (a) is transferred from an Employer to an Affiliated Employer which has not adopted this Plan, (b) is a Member of this Plan when he is excluded from this Plan because he becomes excluded under the provisions of a collective bargaining agreement or because he becomes a Leased Employee or an independent contractor and he has not had a complete termination of his contractual relationship with all Affiliated Employers, (c) is a non-resident alien with no United States source income, (d) participates in a retirement plan maintained by the Employer or an Affiliated Employer outside the United States, or (e) is a Member of the Plan when he is employed outside the United States and is not designated by the Committee to continue to be eligible to participate, his participation becomes inactive. Under these circumstances, the Member's Account becomes frozen: he cannot contribute to the Plan nor can he share in the allocation of any Employer Contribution or forfeitures for the frozen period. However, his Accounts shall continue to share in any appreciation or depreciation of the Trust Fund and in any income earned or losses incurred by the Trust Fund during the frozen

                                      III-1
period of time. Once the contract or contracts of an independent contractor, who has a frozen Account, have expired with all Affiliated Employers in a good-faith and complete termination of the contractual relationship and no renewal is expected or once an employee who has a frozen Account terminates his employment with all Affiliated Employers, he shall have Severed Service for purposes of distribution of benefits.

                                      III-2

                                   ARTICLE IV

                       CONTRIBUTIONS AND THEIR LIMITATIONS

                              PART A. CONTRIBUTIONS

         4.1 EMPLOYEE AFTER TAX CONTRIBUTIONS. The Committee may permit Employee After Tax Contributions to be made by Members from time to time. If the Committee permits Contributions by Members, the opportunity must be made available to all Members on a nondiscriminatory basis. If the Committee decides to stop all Contributions by Members, the Contributions to the effective date of the announcement shall be retained in the Trust Fund subject to the right of withdrawal described under this Plan. Effective January 1, 2004, each Member may make Employee After Tax Contributions from 1% to 16% of his Considered Compensation.

         Employee After Tax Contributions are limited to an amount which, when added to the other amounts required to be taken into consideration, will not exceed the limit set by section 415 of the Code and will meet the Contribution Percentage test described in section 401(m) of the Code.

         Changes in the rate of Employee After Tax Contributions and suspension of those Contributions shall be permitted under any uniform method determined from time to time by the Committee.

         4.2 ROLLOVER CONTRIBUTIONS AND DIRECT TRANSFERS. The Committee may permit Rollover Contributions by Members and/or direct transfers to or from another qualified plan on behalf of Members from time to time. If Rollover Contributions and/or direct transfers to or from another qualified plan are permitted, the opportunity to make those Contributions must be made available to all Members on a nondiscriminatory basis. For this purpose, all Employees of an Employer who are in a classification which may participate in this Plan shall be considered to be Members of the Plan even though they may not have met the eligibility requirements. However, they shall not be entitled to elect to have Salary Deferral Contributions or Employee After Tax Contributions or share in any Employer Contribution unless and until they have met the requirements for eligibility and allocation.

         A Rollover Contribution shall not be accepted unless it is directly rolled over to this Plan in a roll over described in section 401(a)(31) of the Code and the property is acceptable to the Trustee. A direct transfer of assets from another qualified plan in a transfer subject to the requirements of section 414(l) of the Code shall not be accepted if it was at any time part of the plan which contained a right, feature or benefit not contained in this Plan unless the Committee, in its sole discretion, agrees to continue to provide that right, feature or benefit to that portion of the Member's Account.

         Rollover Contributions shall have no effect upon the amount permitted to be allocated to a Member's Account under section 415 of the Code, or the amount contributed to the Plan by a Member under Section 4.1.

         4.3 SALARY DEFERRAL CONTRIBUTIONS. Each Employer shall contribute for each Plan Year the amount by which the Member's Considered Compensation is reduced as a result of a salary deferral agreement, effective January 1, 2004, not to exceed 50% of the amount of the Member's Considered Compensation for the Plan Year.

         The election to have Salary Deferral Contributions made, the ability to change the rate of Salary Deferral Contributions, the right to suspend Salary Deferral Contributions, and the manner of commencing new Salary Deferral Contributions shall be permitted under any uniform method determined from time to time by the Committee.

         4.4 EMPLOYER MATCHING CONTRIBUTIONS. Each Employer shall contribute for each payroll period an amount, if made, in cash or in common stock of the Sponsor (the number of shares to be determined using the closing sales price on the business day preceding the day of the contribution), at the sole discretion of the Board of Directors, equal to 50% of the Salary Deferral Contribution (modified to exclude those items in the second sentence of Section
1.15 of the Plan) made by each Member after the date he completes one year of Active Service and during such payroll period, but not more than 6% of the Member's Considered Compensation for such payroll period; provided, however, that such matching contributions will cease if and when the Salary Deferral Contributions made on behalf of such Member are limited under section 402(g) of the Code and Section 4.13 of the Plan (notwithstanding that additional Salary Deferral Contributions may be permitted under section 414(v) of the Code and
Section 17.12 of the Plan).

         4.5 EMPLOYER DISCRETIONARY CONTRIBUTIONS. Each Employer shall contribute for each Plan Year an amount, if any, in cash or in common stock of the Sponsor (the number of shares to be determined using the closing sales price on the business day preceding the day of the contribution), at the sole discretion of the Board of Directors, which is designated by the Board of Directors to be the Employer Discretionary Contribution for the Plan Year.

         4.6 RESTORATION CONTRIBUTIONS. Each Employer shall contribute for each Plan Year an amount, which when added to previously unapplied and unallocated forfeitures, shall equal the amounts which were not vested and therefore forfeited by Members who have previously terminated but who have now become entitled to have their forfeited amounts restored plus an amount equal to the value of all forfeited benefits for Members who formerly could not be located, but have now filed a claim.

         4.7 EXCLUDED MEMBERS. The Sponsor shall contribute an amount determined by the Sponsor if at any time it discovers one or more Employees have been erroneously excluded from participation or a clerical error has caused one or more Members to not be credited with his or their proper allocation of Employer Contributions. The amount of the contribution will equal (i) the average deferral percentage for the employee's compensation group (either highly compensated or nonhighly compensated), (ii) an amount that would have been allocated to such excluded Employee or Member as a matching contribution based on the amount contributed in (i) above if such contribution was otherwise made, and (iii) an amount that would have been allocated to such excluded Employee or Member as an Employer Discretionary Contribution, if such a contribution was otherwise made. Any amount contributed under (i) of this provision will be deemed a "qualified nonelective contribution" under Section 1.401(k)-1(g)(7) of the Regulations and is subject to all conditions required by the Regulations in order for them to be used in the Actual Deferral Percentage test. Amounts contributed under (ii) and (iii) of this provision are subject to the vesting schedule set forth in Section 6.5.

         4.8 QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTION. Each Employer concerned shall contribute for a given Plan Year an amount, if any, which is designated by the Board of Directors to be the Qualified Nonelective Employer Contribution for the Plan Year.

A Member's right to benefits derived from Qualified Nonelective Employer Contributions made to the Plan on his behalf shall be nonforfeitable. In no event will Qualified Nonelective Employer Contributions be distributed before Salary Deferral Contributions may be distributed.

         4.9 TOP-HEAVY CONTRIBUTION. Each Employer concerned shall contribute for a given Plan Year an amount which is equal to the amount, if any, necessary to fulfill the Top-Heavy Plan requirements found in Article IX if the Plan is determined to be a Top-Heavy Plan.

         4.10 CONTRIBUTIONS REQUIRED ON RETURN FROM MILITARY SERVICE. If a Member leaves the employ of an Employer to enter the armed services of the United States and is covered by USERRA and is reemployed under USERRA, the Employer shall make a contribution equal to the amount of the Employer Discretionary Contributions which would have been allocated to the Member's Account if he had remained in the employ of the Employer for the period of time he was covered by USERRA. In addition, the Member may make additional "catch up" Salary Deferral Contributions during a period beginning on his date of reemployment and ending on the earlier of (a) three times the period of his qualified military service and (b) five years equal to the maximum amount he could have made and the Employer must make the appropriate Employer Matching Contributions. The Employer shall not make any contribution for lost earnings or failure to share in forfeitures.

         4.11 DEADLINE FOR PAYMENT OF CONTRIBUTIONS. The Employee After Tax Contributions and the Salary Deferral Contributions are to be paid to the Trustee in installments. The installment for each payroll period is to be paid as of the end of the payroll period and shall be paid as soon as administratively feasible but in any event not later than the time prescribed by law for filing the Employer's federal income tax return (including extensions) for its taxable year which ends with or next follows the end of the Plan Year for which the Contribution is to be made. The Employer's Contribution for a Plan Year must be paid into the Trust Fund in one or more installments not later than the time prescribed by law for filing the Employer's federal income tax return (including extensions) for its taxable year for which it is to take the deduction. If the Contribution is paid after the last day of the Employer's taxable year but prior to the date it files its tax return (including extensions), it shall be treated as being received by the Trustee on the last day of the taxable year if (a) the Employer notifies the Trustee in writing that the payment is being made for that taxable year or (b) the Employer claims the Contribution as a deduction on its federal income tax return for the taxable year.

                 PART B. LIMITATIONS APPLICABLE TO CONTRIBUTIONS

         4.12 LIMITATIONS BASED UPON DEDUCTIBILITY AND THE MAXIMUM ALLOCATION PERMITTED TO A MEMBER'S ACCOUNT. Notwithstanding any other provision of this Plan, no Employer shall make any contribution that would be a nondeductible contribution within the meaning of section 4972 of the Code or that would cause the limitation on allocations to each Member's Account within the meaning of section 415 of the Code to be exceeded. For a further description of the limitation on allocations and the corrections permitted, see Part B of
Article V.

         4.13 DOLLAR LIMITATION ON SALARY DEFERRAL CONTRIBUTIONS. The maximum Salary Deferral Contribution that a Member may elect to have made on his behalf during the Member's taxable year may not, when added to the amounts deferred under other plans or arrangements described in sections 401(k), 408(k) and 403(b) of the Code exceed $10,000 (as adjusted by the Secretary of Treasury).

For purposes of applying the requirements of Section 4.13 and Article IX, Excess Deferrals shall not be disregarded merely because they are Excess Deferrals or because they are distributed in accordance with this Section. However, Excess Deferrals made to the Plan on behalf of Non-Highly Compensated Employees are not to be taken into account under Section 4.13.

         4.14 LIMITATION BASED UPON ACTUAL DEFERRAL PERCENTAGE. The Actual Deferral Percentage for eligible Highly Compensated Employees for any Plan Year must bear a relationship to the Actual Deferral Percentage for all other eligible Employees for the preceding Plan Year which meets either of the following tests:

                  (a) the Actual Deferral Percentage of the eligible Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by 1.25; or

                  (b) the excess of the Actual Deferral Percentage of the eligible Highly Compensated Employees over that of all other eligible Employees is not more than two percentage points, and the Actual Deferral Percentage of the eligible Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by two.

         Notwithstanding any provision to the contrary, with regard to applying
(a) or (b) above for the Plan Years beginning on or after January 1, 2000, the Actual Deferral Percentage for eligible Highly Compensated Employees for the Plan Year must bear a relationship to the Actual Deferral Percentage for all other eligible Employees for the current year, not the preceding year.

         For the initial Plan Year of this Plan and for the initial Plan Year of any Employer which adopts this Plan as its separate plan, the amount taken into account as the Actual Deferral Percentage of Non-highly Compensated Employees for the preceding Plan Year shall be (a) three percent or (b) if the Employer makes an election under this subclause (b), the Actual Deferral Percentage of Non-highly Compensated Employees for the first Plan year.

         For purposes of this test an eligible Employee is an Employee who is directly or indirectly eligible to make Salary Deferral Contributions for all or part of the Plan Year. A person who is suspended from making Salary Deferral Contributions because he has made a withdrawal is an eligible Employee. If no Salary Deferral Contributions are made for an eligible Employee, the Actual Deferral Ratio that shall be included for him in determining the Actual Deferral Percentage is zero.

         If this Plan and any other plan or plans which include cash or deferred arrangements are considered as one plan for purposes of section 401(a)(4) or 410(b) of the Code, the cash or deferred arrangements included in this Plan and the other plans shall be treated as one plan for these tests. If any Highly Compensated Employee is a Member of this Plan and any other cash or deferred arrangements of the Employer, when determining the deferral percentage of the

Employee, all of the cash or deferred arrangements are treated as one. If the Employer elects to apply section 410(b)(4)(B) of the Code in determining whether the Plan meets the requirements of section 401(k)(3)(A)(i) of the Code, the Employer may, in determining whether the arrangement meets the requirements of section 401(k)(3)(A)(ii), exclude from consideration all eligible Employees (other than Highly Compensated Employees) who are not 21 years of age or have not completed one year of Active Service by the end of the Plan Year.

         The Actual Deferral Percentages are to be calculated and the provisions of this Section are to be applied, separately, for each Employer which constitutes a separate controlled group or affiliated service group.

         A Salary Deferral Contribution will be taken into account under the Actual Deferral Percentage test of Code section 401(k) and this Section for a Plan Year only if it relates to Annual Compensation that either would have been received by the Employee in the Plan Year (but for the deferral election) or is attributable to services performed by the employee in the Plan Year and would have been received by the Employee within 2 1/2 months after the close of the Plan Year (but for the deferral election). In addition, a Section 401(k) Contribution will be taken into account under the Actual Deferral Percentage test of Code section 401(k) and this Section for a Plan Year only if it is allocated to an Employee as of a date within that Plan Year. For this purpose of a Section 401(k) Contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after that date and the Section 401(k) Contribution is actually paid to the Trust no later than 12 months after the Plan Year to which the Section 401(k) Contribution relates.

         Failure to correct Excess 401(k) Contributions by the close of the Plan Year following the Plan Year for which they were made will cause the Plan's cash or deferred arrangement to be disqualified for the Plan Year for which the Excess 401(k) Contributions were made and for all subsequent years during which they remain in the Trust. Also, the Employer will be liable for a 10% excise tax on the amount of Excess 401(k) Contributions unless they are corrected within 2 1/2 months after the close of the Plan Year for which they were made.

         4.15 LIMITATION BASED UPON CONTRIBUTION PERCENTAGE. The Contribution Percentage for eligible Highly Compensated Employees for any Plan Year must not exceed the greater of the following:

                  (a) the Contribution Percentage for all other eligible Employees for the preceding Plan Year multiplied by 1.25; or

                  (b) the lesser of the Contribution Percentage for all other eligible Employees for the preceding Plan Year multiplied by two, or the Contribution Percentage for all other eligible Employees for the preceding Plan Year plus two percentage points.

         Notwithstanding any provision to the contrary, with regard to applying
(a) or (b) above for the Plan Years commencing on or after January 1, 2000, the Contribution Percentage testing shall be performed on a current year and not the preceding year basis.

         For the initial Plan Year of this Plan and for the initial Plan Year of any Employer which adopts this Plan as its separate plan, the amount taken into account as the Contribution Percentage of Non-highly Compensated Employees for the preceding Plan Year shall be (a) three percent or (b) if the Employer makes an election under this subclause (b), the Contribution Percentage of Non-highly Compensated Employees for the first Plan Year.

         For purposes of this test an eligible Employee is an Employee who is directly or indirectly eligible to make Employee After Tax Contributions or to receive an allocation of Employer Matching Contributions under the Plan for all or part of the Plan Year. A person who is suspended from making Employee After Tax Contributions because he has made a withdrawal, a person who would be eligible to receive an allocation of Employer Matching Contributions but for his election not to participate, and a person who would be eligible to receive an allocation of Employer Matching Contributions but for the limitation on his Annual Additions imposed by section 415 of the Code, are all eligible Employees.

         If no Section 401(m) Contributions are made on behalf of an eligible Employee, the Actual Contribution Ratio that shall be included for him in determining the Contribution Percentage is zero. If this Plan and any other plan or plans to which Section 401(m) Contributions are made are considered as one plan for purposes of section 401(a)(4) or 410(b) of the Code, this Plan and those plans are to be treated as one. The Actual Contribution Ratio of a Highly Compensated Employee who is eligible to participate in more than one plan of an Affiliated Employer to which employee or matching contributions are made is calculated by treating all the plans in which the Employee is eligible to participate as one plan. However, plans that are not permitted to be aggregated under Regulation section 1.410(m)-1(b)(3)(ii) are not aggregated for this purpose.

         A Matching Employer Contribution will be taken into account under this Section for a Plan Year only if (a) it is allocated to the Employee's Account as of a date within the Plan Year, (b) it is paid to the Trust no later than the end of the 12 month period beginning after the close of the Plan Year, and (c) it is made on behalf of an Employee on account of his Salary Deferral Contributions for the Plan Year.

         If the Employer elects to apply section 410(b)(4)(B) of the Code in determining whether the Plan meets the requirements of section 410(b) of the Code, the Employer may, in determining whether the arrangement meets the requirements of section 401(m)(2) of the Code exclude from consideration all eligible Employees (other than Highly Compensated Employees) who are not 21 years of age or have not completed one year of Active Service by the end of the Plan Year.

         The Contribution Percentage shall be calculated and the provisions of this Section applied, separately, for each Employer which constitutes a separate controlled group or affiliated service group.

         At the election of the Employer, a Member's Salary Deferral Contributions, and Qualified Nonelective Employer Contributions made on behalf of the Member during the Plan Year shall be treated as Section 401(m) Contributions that are Employer Matching Contributions provided that the conditions set forth in Regulation section 1.401(m)-1(b)(5) are satisfied. Salary Deferral Contributions may not be treated as Employer Matching Contributions for purposes of the Contribution Percentage test unless the contributions, including those taken into account for purposes of the test, satisfy the Actual Deferral Percentage test set forth in Section 4.13. Salary Deferral Contributions and Qualified Nonelective Employer Contributions may not be taken into account for purposes of the test to the extent that those contributions are taken into account in determining whether any other contributions satisfy the Actual Deferral Percentage test set forth in Section 4.13. Finally, Salary Deferral Contributions and Qualified Nonelective Employer Contributions may be taken into account for purposes of the test only if they are allocated to the Employee's Account as of a date within the Plan Year being tested within the meaning of Regulation section 1.401(k)-1(b)(4).

         Failure to correct Excess Aggregate 401(m) Contributions by the close of the Plan Year following the Plan Year for which they were made will cause the Plan to fail to be qualified for the Plan Year for which the Excess Aggregate 401(m) Contributions were made and for all subsequent years during which they remain in the Trust. Also, the Employer will be liable for a 10% excise tax on the amount of Excess Aggregate 401(m) Contributions unless they are corrected within 2 1/2 months after the close of the Plan Year for which they were made.

         4.16 ALTERNATIVE LIMITATION BASED UPON ACTUAL DEFERRAL PERCENTAGE AND CONTRIBUTION PERCENTAGE. If the second alternative permitted in Sections
4.13 and 4.14 is used for both the Actual Deferral Percentage test and the Contribution Percentage test the following additional limitation on Salary Deferral Contributions shall apply. The Actual Deferral Percentage plus the Contribution Percentage of the eligible Highly Compensated Employees cannot exceed the greater of (a) or (b), where:

                  (a) is the sum of:

                           (i) 1.25 times the greater of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees for the preceding Plan Year, and

                           (ii) the lesser of (x) two percentage points plus the lesser of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees for the preceding Plan Year or (y) two times the lesser of the Actual Deferral Percentage or the Contribution Percentage of the group of eligible Non-Highly Compensated Employees for the preceding Plan Year, and

                  (b) is the sum of:

                           (i) 1.25 times the lesser of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees for the preceding Plan Year, and

                           (ii) the lesser of (x) two percentage points plus the greater of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees for the preceding Plan Year or (y) two times the greater of the Actual Deferral Percentage or the Contribution Percentage of the group of eligible Non-Highly Compensated Employees for the preceding Plan Year.

            PART C. CORRECTION PROCEDURES FOR ERRONEOUS CONTRIBUTIONS

         4.17 EXCESS DEFERRAL FAIL SAFE. As soon as practical after the close of each Plan Year, the Committee shall determine if there would be any Excess Deferrals. If there would be an

Excess Deferral by a Member, the Excess Deferral as adjusted by any earnings or losses, will be distributed to the Member no later than April 15 following the Member's taxable year in which the Excess Deferral was made. The income allocable to the Excess Deferrals for the taxable year of the Member shall be determined by any reasonable method for computing the income allocable to Excess Deferrals, provided that the method does not violate section 401(a)(4) of the Code, is used consistently for all Members and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Members' accounts.

         4.18 ACTUAL DEFERRAL PERCENTAGE FAIL SAFE FOR PLAN YEARS BEGINNING AFTER DECEMBER 31, 1996. As soon as practicable after the close of each Plan Year, the Committee shall determine whether the Actual Deferral Percentage for the Highly Compensated Employees would exceed the limitation. If the limitation would be exceeded for a Plan Year, before the close of the following Plan Year
(a) the amount of Excess 401(k) Contributions for that Plan Year (and any income allocable to those Contributions as calculated in the specific manner required by Section 4.20) shall be distributed, or (b) to the extent provided in regulations issued by the Secretary of the Treasury, and permitted by the Committee, the Employee may elect to treat the amount of the Excess 401(k) Contributions as an amount distributed to the Employee and then contributed by the Employee to the Plan as an Employee After Tax Contribution, provided the recharacterized amounts shall remain subject to the same rules and restrictions to which the Salary Deferral Contributions are subjected, or (c) the Employer may make a Qualified Nonelective Employer Contribution which it elects to have treated as a Section 401(k) Contribution.

The amount of Excess 401(k) Contributions to be distributed shall be determined in the following manner:

First, the Plan will determine how much Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio would have to be reduced to satisfy the Actual Deferral Percentage Test or cause such ratio to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest ratio. Second, this process is repeated until the Actual Deferral Percentage Test is satisfied. The amount of Excess 401(k) Contributions is equal to the sum of these hypothetical reductions multiplied, in each case, by the Highly Compensated Employee's Annual Compensation.

Then, distributions of Excess 401(k) Contributions shall be made on the basis of the respective amounts attributable to each Highly Compensated Employee. The Highly Compensated Employees subject to the actual distribution are determined using the "dollar leveling method" starting with the Highly Compensated Employee with the greatest dollar amount of Salary Deferral Contributions and other contributions treated as elective contributions for the Plan Year and continuing until the amount of the Excess 401(k) Contributions have been accounted for. Recharacterized Excess 401(k) Contributions will first be determined using the ratio leveling method, then the dollar method.

Qualified Nonelective Employer Contributions shall be treated as Section 401(k) Contributions only if: (a) the conditions described in Regulation section 1.401(k)-1(b)(5) are satisfied and (b) they are allocated to Members' Accounts as of a date within that Plan Year and are actually paid to the Trust no later than the end of the 12 month period immediately following the Plan Year to which the contributions relate. If the Employer makes a Qualified Nonelective Employer Contribution that it elects to have treated as a Section 401(k) Contribution, the Contribution will be in an amount necessary to satisfy the Actual Deferral Percentage test and will be allocated first to those Non-Highly Compensated Employees who had the lowest Actual Deferral Ratio. The Excess 401(k) Contributions of Highly Compensated Employees will not be recharacterized to the extent that the recharacterized amounts would exceed the Contribution Percentage as determined prior to applying the Contribution Percentage limitations.

Excess 401(k) Contributions may not be recharacterized after 2 1/2 months after the close of the Plan Year to which the recharacterization relates. The amount of recharacterized Excess 401(k) Contributions, in combination with Employee After Tax Contributions actually made by the Member, may not exceed the maximum amount of Employee After Tax Contributions (determined without regard to Section 4.14) that the Member could have made under the provisions of the Plan in effect on the first day of the Plan Year in the absence of recharacterization. Any distributions of the Excess 401(k) Contributions for any Plan Year are to be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each Highly Compensated Employee. The amount of Excess 401(k) Contributions to be distributed or recharacterized for any Plan Year must be reduced by any excess Salary Deferral Contributions previously distributed for the taxable year ending in the same Plan Year.

         4.19 CONTRIBUTION PERCENTAGE FAIL SAFE FOR PLAN YEARS BEGINNING AFTER DECEMBER 31, 1996. If the limitation would be exceeded for any Plan Year, before the close of the following Plan Year any one or more of the following corrective actions shall be taken, as determined by the Committee in its sole discretion: (a) the amount of the Excess Aggregate 401(m) Contributions for that Plan Year (and any income allocable to those Contributions as calculated in the specific manner required by Section 4.20) shall be distributed or forfeited (to the extent not vested), or (b) the Employer may make a Qualified Nonelective Employer Contribution which it elects to have treated as a Section 401(m) Contribution. Forfeitures of Excess Aggregate 401(m) Contributions may not be allocated to Members whose contributions are reduced under this Section.

The amount of Excess Aggregate 401(m) Contributions to be distributed shall be determined in the following manner:

First, the Plan will determine how much Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio would have to be reduced to satisfy the Actual Deferral Percentage Test or cause such ratio to equal the Actual Contribution Ratio of the Highly Compensated Employee with the next highest ratio. Second, this process is repeated until the Actual Contribution Percentage Test is satisfied. The amount of Excess Aggregate 401(m) Contributions is equal to the sum of these hypothetical reductions multiplied, in each case, by the Highly Compensated Employee's Annual Compensation.

Then, distributions of Excess Aggregate 401(m) Contributions shall be made on the basis of the respective amounts attributable to each Highly Compensated Employee. The Highly Compensated Employees subject to the actual distribution are determined using the "dollar leveling method" starting with the Highly Compensated Employee with the greatest dollar amount of Employee After-Tax Contributions and Employer Matching Contributions and other contributions treated as matching contributions for the Plan Year and continuing until the amount of the Excess Aggregate 401(m) Contributions have been accounted for.

         4.20 ALTERNATIVE LIMITATION FAIL SAFE. As soon as practicable after the close of each Plan Year, the Committee shall determine whether the alternative limitation would be exceeded. If the limitation would be exceeded for any Plan Year, before the close of the following Plan Year the Actual Deferral Percentage or Contribution Percentage of the eligible Highly Compensated Employees, or a combination of both, shall be reduced by distributions made in the manner described in the Regulations. These distributions shall be in addition to and not in lieu of distributions required for Excess 401(k) Contributions and Excess Aggregate 401(m) Contributions.

         4.21 INCOME ALLOCABLE TO EXCESS 401(k) AND AGGREGATE 401(m) CONTRIBUTIONS. The income allocable to Excess 401(k) Contributions and Excess Aggregate 401(m) Contributions for the Plan Year shall be determined by any reasonable method for computing the income allocable to Excess 401(k) Contributions and Excess Aggregate 401(m) Contributions, provided that the method does not violate section 401(a)(4) of the Code, is used consistently for all Members and for all corrective distributions under the Plan.

         4.22 RETURN OF CONTRIBUTIONS FOR MISTAKE, DISQUALIFICATION OR DISALLOWANCE OF DEDUCTION. Subject to the limitations of section 415 of the Code, the assets of the Trust shall not revert to any Employer or be used for any purpose other than the exclusive benefit of the Members and their Beneficiaries and the reasonable expenses of administering the Plan except:

                  (a) any Contribution made because of a mistake of fact shall be repaid to the Employer within one year after the payment of the Contribution;

                  (b) any Contribution conditioned upon the Plan's initial qualification under section 401 of the Code or the initial qualification of an Employer's adoption of the Plan, if later, shall be repaid to the Employer within one year after the date of denial of the initial qualification of the Plan or of its adoption by the Employer; and

                  (c) any and all Employer Contributions are conditioned upon their deductibility under section 404 of the Code; therefore, to the extent the deduction is disallowed, the Contributions shall be repaid to the Employer within one year after the disallowance.

         The Employer has the exclusive right to determine if a Contribution or any part of it is to be repaid or is to remain as a part of the Trust Fund except that the amount to be repaid is limited, if the Contribution is made by mistake of fact or if the deduction for the Contribution is disallowed, to the excess of the amount contributed over the amount that would have been contributed had there been no mistake or over the amount disallowed. Earnings which are attributable to any excess contribution cannot be repaid. Losses attributable to an excess contribution must reduce the amount that may be repaid. All repayments of mistaken Contributions or Contributions which are disallowed are limited so that the balance in a Member's Account cannot be reduced to less than the balance that would have been in the Member's Account had the mistaken amount or the amount disallowed never been contributed.

                                    ARTICLE V

                                  PARTICIPATION

                               PART A. ALLOCATIONS

         5.1 ALLOCATION OF EMPLOYEE CONTRIBUTIONS. The Committee shall allocate each Member's Employee After Tax Contributions made on his behalf to his Employee After Tax Contribution Account as of the date they are contributed.

         5.2 ALLOCATION OF ROLLOVER CONTRIBUTIONS AND DIRECT TRANSFERS. If Rollover Contributions and/or direct transfers are permitted, the Committee shall allocate each Member's Rollover Contribution and/or direct transfers to his Rollover Account as of the date it is contributed or transferred.

         5.3 ALLOCATION OF SALARY DEFERRAL CONTRIBUTIONS. The Committee shall allocate the Salary Deferral Contributions, if any, made on behalf of each Member to his Salary Deferral Contribution Account, as of the date they are contributed.

         5.4 ALLOCATION OF EMPLOYER MATCHING CONTRIBUTIONS. The Committee shall, as of the end of each month, allocate the Employer Matching Contributions made on behalf of each Member to his Employer Matching Contribution Account if the Member has completed one year of Active Service credit; provided, however, that allocations of matching contributions on behalf of a Member will cease if and when the Salary Deferral Contributions made on behalf of such Member are limited under section 402(g) of the Code and Section 4.13 of the Plan (notwithstanding that additional Salary Deferral Contributions may be permitted under section 414(v) of the Code and Section 17.12 of the Plan).

         5.5 ALLOCATION OF EMPLOYER DISCRETIONARY CONTRIBUTIONS. The Committee shall, as of the end of each Plan Year, allocate the Employer Discretionary Contribution, if any, among the Members who have completed one year of Active Service and who are employed by one of the Employers or Affiliated Employers at the end of the Plan Year and are employed at the time that the Contribution is made based upon each Member's Considered Compensation paid by the Employer as compared to the Considered Compensation of all Members employed by the Employer or Affiliated Employer and eligible for the allocation; provided, however, for this purpose, Considered Compensation shall be each Member's annualized Considered Compensation as determined on the date for which the Employer Discretionary Contribution is actually contributed to the Plan.

         5.6 ALLOCATION OF RESTORATION CONTRIBUTIONS. The Committee shall, as of the end of each Plan Year, allocate the previously unapplied and unallocated forfeitures and the Employer Contribution, if any, which are required to restore the nonvested portion of the Employer Accounts of Members who had previously forfeited that nonvested portion on the date they terminated employment but who qualified for the restoration of that amount during the Plan Year and allocate the previously unapplied and unallocated forfeitures and the Employer Contribution, if any, which are required to restore the Accounts of those Members whose distributions were forfeited because of the Committee's inability to contact the Members previously but who have filed a claim for their Accounts during the Plan Year. The Committee shall establish and maintain a separate subaccount for the amount allocated to an Account in order to restore a previously forfeited amount.

         5.7 ALLOCATION OF CONTRIBUTION TO EXCLUDED MEMBERS. The Sponsor shall allocate the Employer Contribution, if any, made on behalf of any one or more Members to correct an error as to qualification for participation or in Contributions, allocations or distributions to the persons concerned and in the amount necessary to correct the error.

         5.8 ALLOCATION OF QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS. The Committee shall, as of the end of the Plan Year, allocate the Qualified Nonelective Employer Contribution, if any, among the Non-Highly Compensated Employees as set forth in Section 4.17 or 4.18, whichever is applicable.

         5.9 ALLOCATION OF TOP-HEAVY CONTRIBUTIONS. The Committee shall, as of the end of the Plan Year, allocate the Employer Contribution, if any, which is necessary to fulfill the Top-Heavy Plan requirements found in Article IX if the Plan is determined to be a Top-Heavy Plan.

         5.10 EFFECT OF TRANSFERS UPON ALLOCATIONS. If a Member has been Transferred during the Plan Year, the Member shall be entitled to have allocated to him a portion of the Employer Matching Contribution based upon his Salary Deferral Contributions made while he was an Employee of each Employer and the Employer Discretionary Contribution based upon his Considered Compensation for the Plan Year earned from all of the Employers for which an Employer Discretionary Contribution was made.

         5.11 APPLICATION OF FORFEITURES. Amounts forfeited for any reason shall first be allocated under Section 5.6 to restore previously forfeited Accounts which are to be restored under the terms of this Plan and if any amount remains after that allocation, it shall be used to reduce the future Employer Matching Contributions.

         5.12 SCHEDULED ALLOCATION OF INCOME OR LOSSES AND APPRECIATION OR DEPRECIATION. The Trustee shall value the Trust Fund on its Valuation Date at its then fair market value, but without regard to any Contributions made to the Plan after the preceding Valuation Date, shall determine the amount of income earned or losses suffered by the Trust Fund and shall determine the appreciation or depreciation of the Trust Fund since the preceding Valuation Date. The Committee shall then allocate as of the Valuation Date the income earned or losses suffered and the appreciation or depreciation in the assets of the Trust Fund for the period since the last preceding Valuation Date. The allocation shall be among the Members and former Members who have undistributed Account balances based upon their Account balances in each of the various investment funds or accounts, if more than one, as of the last Valuation Date reduced, as appropriate, by amounts used from the investment fund or account to make a withdrawal or distribution or any other transaction which is properly chargeable to the Member's Account during the period since the last Valuation Date. The Committee, by resolution, may elect in lieu of the allocation method described above to use a unit allocation method, a separate account method or any other equitable method if it announces the method of allocation to the Members prior to the beginning of the period during which it is first used.

         5.13 INTERIM ALLOCATION OF INCOME OR LOSSES AND APPRECIATION OR DEPRECIATION. If at any time in the interval between Valuation Dates, one or more withdrawals or one or more distributions are to be made and the Committee determines that an interim allocation is necessary to prevent discrimination against those Members and former Members who are not receiving funds, the Trustee is to perform a valuation of a portion or all of the Trust Fund as of a date selected by the Committee which is administratively practical and near the date of withdrawals or distributions in the same manner as it would if it were a scheduled Valuation Date. That date may be before or after any particular distribution or withdrawal. The Committee shall then allocate as of that date any income or loss and any appreciation or depreciation to the various Accounts of each of the Members in the same manner as it would if it were a scheduled Valuation Date. Then without regard to the language in
Section 6.1, all withdrawals or distributions made after that date and prior to the next Valuation Date, even though the event causing it occurred earlier, shall be based upon the Accounts as adjusted by the interim valuation.

                         PART B. LIMITATION ALLOCATIONS

The Annual Additions that may be credited to an individual Member's Accounts under this Plan and any other qualified defined contribution plan maintained by an Affiliated Employer for a Limitation Year shall not exceed the lesser of (a) $30,000.00 (as adjusted by the Secretary of Treasury), or (b) 25% of the Member's Annual Compensation for the Limitation Year. The Plan will be operated in compliance with section 415 of the Code and its Regulations, the terms of which are incorporated in this Plan. Thus, if the Employer maintains a defined benefit plan in which the Member participates, the combined limits provided in section 415(e) apply through December 31, 1999.

If Annual Additions are made in excess of the limitations contained in this Part B, to the maximum extent permitted by law, those excess Annual Additions shall be attributed to this Plan.

         If an excess Annual Addition attributed to this Plan is held or contributed as a result of the application of forfeitures, reasonable error in estimating a Member's Annual Compensation, reasonable error in calculating the maximum Salary Deferral Contribution that may be made for a Member under section 415 of the Code or because of other facts and circumstances which the Commissioner of Internal Revenue finds to be justified, the excess Annual Addition shall be corrected as follows:

                  (a) first, the excess Annual Addition shall be reduced to the extent necessary by distributing to the Member all Employee After Tax Contributions, if any, and then Salary Deferral Contributions together with their earnings. These distributed amounts are disregarded for purposes of the testing and limitations contained in Article IV;

                  (b) second, if the Member is still employed by the Employer at the end of the Plan Year, any remaining excess funds shall be placed in an unallocated suspense account to be applied to reduce future Employer Contributions for that Member for as many Plan Years as are necessary to exhaust the suspense account in keeping with the amounts which would otherwise be allocated to that Member's Account; and

                  (c) third, if the Member is not employed by the Employer at the end of the Plan Year, the remaining excess funds shall be placed in an unallocated suspense account to reduce future Employer Contributions for all remaining Members for as many Plan Years as are necessary to exhaust the suspense account.

         If the Plan terminates prior to the exhaustion of the suspense account, the remaining amount shall revert to the Employer.

                        PART C. INVESTMENT OF TRUST FUNDS

         The Committee may: (a) maintain commingled and/or separate Trusts, (b) establish separate investment funds and/or (c) permit individual investments, some or all of which are directed by the Committee or selected by the Members or former Members for any portion or all of their Accounts. Once the Committee has selected or changed the mode of investments, it shall establish rules pertaining to its administration, including but not limited to: selection of forms, rules for making selections effective, establishing the frequency of permitted changes, the minimum percentage in any investment, and all other necessary or appropriate regulations.

         The Committee may direct the Trustee to hold funds in cash or near money awaiting investment or to sell assets and hold the proceeds in cash or near money awaiting reinvestment when establishing, using or changing investment modes. For this purpose the funds may be held in cash or invested in short term investments such as certificates of deposit, U.S. Treasury bills, savings accounts, commercial paper, demand notes, money market funds, any common, pooled or collective funds which the Trustee or any other corporation may now have or in the future may adopt for short term investments and any other similar assets which may be offered by the federal government, national or state banks (whether or not serving as Trustee) or any savings and loan association.

         No Plan funds attributable to Employee after Tax Contributions, or Salary Deferred Contributions shall be invested in securities (other than interests in the Plan) of any Employer or any company directly or indirectly controlling, controlled by or under common control with an Employer (within the meaning of the Securities Act of 1933, as amended), until an appropriate registration statement under the Securities Act of 1933, as amended, has become effective covering the interests in the Plan and the securities issued by one of the entities described above or counsel for the Sponsor or the Committee gives an opinion that such an investment can be made without the described registration process.

                                   ARTICLE VI

                          DISTRIBUTIONS AND FORFEITURES

                              PART A. DISTRIBUTIONS

         6.1 VALUATION OF ACCOUNTS FOR DISTRIBUTIONS. For the purpose of making a distribution, a Member's Accounts shall be his Accounts as valued as of the Valuation Date which is coincident with or next preceding the event which caused the distribution, adjusted only for Contributions, distributions and withdrawals, if any, made between the Valuation Date and that event.

         6.2 DISTRIBUTION ON DEATH. If a Member dies, the Member's spouse or designated Beneficiary or Beneficiaries is entitled to receive 100% of the remaining amount in all of his Accounts as of the day he dies. Each Member has the right to designate and to revoke the designation of his Beneficiary or Beneficiaries. Each designation or revocation must be evidenced by a written document in the form required by the Committee, signed by the Member and filed with the Committee. If no designation is on file at the time of a Member's death or if the Committee determines that the designation is ineffective, the designated Beneficiary shall be the Member's spouse, if living, or if not, the executor, administrator or other personal representative for administration and distribution as part of the Member's estate.

         If a Member is considered to be married under local law, the Member's designation of any Beneficiary, other than the Member's spouse, shall not be valid unless the spouse acknowledges in writing that he or she understands the effect of the Member's beneficiary designation and consents to it. The consent must be to a specific Beneficiary. The written acknowledgment and consent must be filed with the Committee, signed by the spouse, and witnessed by a Plan representative or a notary public. However, if the spouse cannot be located or there exist other circumstances as described in sections 401(a)(11) and 417(a)(2) of the Code, the requirement of the Member's spouse's acknowledgment and consent may be waived.

         6.3 DISTRIBUTION ON RETIREMENT. A Member may retire at any time on or after he attains his Retirement Age. If a Member retires, he is entitled to receive 100% of all of his Accounts as of the day he retires.

         6.4 DISTRIBUTION ON DISABILITY. If a Member's employment with an Employer is terminated (which for this purpose, shall include the Member's receipt of long term disability payments from the Employer) and the Committee determines he is suffering from a Disability, he is entitled to receive 100% of all of his Accounts as of the day he terminated because of his Disability.

        6.5 DISTRIBUTION ON SEVERANCE FROM SERVICE. If a Member Severs Service with all Affiliated Employers for any reason other than death, retirement or disability, he is entitled to receive 100% of all of his Accounts.

         6.6 DISTRIBUTION ON ISSUANCE OF A QUALIFIED DOMESTIC RELATIONS ORDER. If the Committee determines that a judgment, decree or order relating to child support, alimony payments or marital property rights of the spouse, former spouse, child or other dependent of the

Member is a qualified domestic relations order which complies with a state's domestic relations law or community property law and section 414(p) of the Code or is a domestic relations order entered before January 1, 1985, the Committee may direct the Trustee to distribute the awarded property to the person named in the award but only in the manner permitted under this Plan. To be a qualified domestic relations order, the order must clearly specify: (a) the name and last known mailing address of the Member and each alternate payee under the order,
(b) the amount or percentage of the Member's benefits to be paid from the Plan to each alternate payee or the manner in which the amount or percentage can be determined, (c) the number of payments or periods for which the order applies,
(d) the plan to which the order applies, and (e) all other requirements set forth in section 414(p) of the Code. If a distribution is made at a time when the Member is not fully vested, a separate subaccount shall be created for the remaining portion of each Account which was not fully vested. That subaccount shall then remain frozen: that is, no further contributions nor any forfeitures shall be allocated to the subaccount; however, it shall receive its proportionate share of trust appreciation or depreciation and income earned on or losses incurred by the Trust Fund. To determine the Member's vested interest in each subaccount at any future time, the Committee shall add back to the subaccount at that time the amount that was previously distributed under the qualified domestic relations order, shall multiply the reconstituted subaccount by the vesting percentage, and shall then subtract the amount that was previously distributed. The remaining amount is the Member's vested interest in the subaccount at that time.

         6.7 FORFEITURE ON SEVERING SERVICE WITH ALL AFFILIATED EMPLOYERS. If as a result of Severing Service with all Affiliated Employers a former Member receives a distribution of his entire vested interest in his Account, the nonvested amount in his Account is immediately forfeited. However, if the Member is reemployed, all of his Accounts containing Employer Contributions (unadjusted for subsequent gains or losses) shall be restored if he repays to the Trustee that portion of the distribution which was derived from Employer Contributions within five years of the date of distribution. A former Member who received no distribution upon his Severing Service with all Affiliated Employers because he had no vested interest shall be treated as if he received a distribution of his entire vested interest and that interest was less than $5,000.00.

If a former Member who has a vested interest in his Account received no distribution or a distribution of less than the full amount of his entire vested interest as a result of his Severing Service with all Affiliated Employers the nonvested amount in his Account is immediately forfeited following five consecutive one-year Periods of Severance.

A distribution shall be treated as if it were made as a result of Severing Service with all Affiliated Employers if it is made not later than the end of the second Plan Year following the Plan Year in which the former Member Severs Service.

         6.8 FORFEITURE BY LOST MEMBERS OR BENEFICIARIES; ESCHEAT. If a person who is entitled to a distribution cannot be located during a search period of 60 days after the Trustee has initially attempted making payment, that person's Account shall be forfeited. However, if at any time prior to the termination of this Plan and the complete distribution of the Trust Fund, the Former Member or Beneficiary files a claim with the Committee for the forfeited benefit, that benefit shall be reinstated (without adjustment for trust income or losses during the forfeited period) effective as of the date of the receipt of the claim. As soon as appropriate following the

Employer's Contribution of the reinstated amount, it shall be paid to the former Member or Beneficiary in a single sum.

               PART B. FORM, ADJUSTMENTS AND TIME OF DISTRIBUTION

         6.9 FORM OF DISTRIBUTIONS. Distributions shall be made only in cash unless an asset held in the Trust cannot be sold by distribution date or can only be sold at less than its appraised value, in which event part or all of the distribution may be made in kind. Also, a Member (or his designated beneficiary or legal representative, in the case of a deceased Member) may elect to have those portions of his Accounts that are invested in shares of common stock of the Sponsor distributed in full shares with any remaining balance (including factional shares) distributed in cash. Except with respect to Plan mergers or Plan transfers from other qualified plans that require optional forms of payment, all distributions shall be made in one lump sum payment or, as a Direct Rollover if the Distributee elects, at the time and in the manner prescribed by the Committee, to have any portion or all of the Eligible Rollover Distribution paid directly to an Eligible Retirement Plan named by the Distributee.

         Effective with respect to any distribution with an annuity starting date that is earlier than the earlier of (1) the 90th day following the date the Member has been furnished a summary that reflects this amendment and that satisfies the requirements of 29 C.F.R. Section 2520.104b-3 (relating to a summary of material modifications) for pension plans or (2) January 1, 2003, each Member, to the extent he was previously permitted to so elect may elect one of the following methods of payment:

                  (a)      GRANT PLAN PRIOR PLAN ACCOUNT

                           A Member who has a Grant Plan Prior Plan Account may
                  elect in writing to have his Grant Plan Prior Plan Account distributed in periodic installments (no more frequently than monthly) over the life expectancy of the Participant, the life expectancy of the Participant's spouse or designated Beneficiary, a period certain not extending beyond the life expectancy of the Participant, or a period certain not extending beyond the life expectancy of the Participant and his spouse or designated Beneficiary.

                  (b)      PRIDECO PLAN PRIOR PLAN ACCOUNT

                           A Member may elect in writing to have his Prideco
                  Plan Prior Plan Account distributed in periodic installments either monthly, quarterly or annually over a fixed reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his Beneficiary.

                  (c)      ENERPRO PLAN PRIOR PLAN ACCOUNT

                           A Member may elect in writing to have his Enerpro
                  Plan Prior Plan Account distributed as follows:

                           i. periodic installments either monthly, quarterly, semiannually or annually over a fixed period, not exceeding the life expectancy of the Member, or the joint life and last survivor expectancy of the Member and his Beneficiary, and

                           ii. a qualified joint and survivor annuity, if the Member is married, and a life annuity if single, at the time the benefit is payable. The spousal consent requirements, as provided in the Enerpro Plan or as hereafter amended by law, shall be applicable for distributions from an Enerpro Plan Prior Plan Account. In order for a Member to elect a distribution from the Enerpro Plan Prior Plan Account other than the qualified joint survivor annuity (if married) or the single life annuity (if single), the Member must waive the applicable annuity (with spousal consent, if married). The Member shall be allowed to waive the 30-day notice provision (in accordance with applicable Treasury regulations), which would otherwise be required by the Enerpro Plan.

                  (d)      TCA PLAN ACCUMULATION

                           A Member may elect in writing to have his TCA Plan
                  Prior Plan Account distributed in the following form:

                           If the Member is married, a qualified joint and 50%
                  survivor annuity ("QJSA"), unless a 75% or 100% survivor annuity is elected, and a life annuity if single, at the time the benefit is payable. The QJSA shall be equal in value to the single life annuity. The spousal consent requirements, as provided in the TCA Plan or as hereafter amended by law or this Plan, shall be applicable for distributions from the TCA Plan Prior Plan Account. In order for a Member to elect a distribution from the TCA Plan Prior Plan Account other than the qualified joint survivor annuity (if married) or the single life annuity (if single), the Member must waive the applicable annuity (with spousal consent, if married). With the required spousal consent, the Member may elect a different form of annuity or a single lump sum distribution. The Member shall be allowed to waive the 30-day notice provision (in accordance with applicable Treasury regulations), which would otherwise be required by the TCA Plan. Subject to the spousal consent requirements, a Participant may withdraw funds from his Voluntary Contribution account while employed, but may not make more than one withdrawal in each six-month period.

                  (e)      TUBE ALLOY PLAN ACCUMULATION

                           A Member may elect in writing to have his Tube-Alloy
                  Plan Prior Plan Account distributed in as follows: payments over a period certain either monthly, quarterly, semiannually, or annually in cash installments. In order to provide such installments, the Committee may direct that the Member's interest in the Plan be segregated and invested separately, and that the funds in the segregated account be used for the payment of the installments. The period over which such payment is to be made shall not extend beyond the Member's life expectancy (or the life expectancy of the Member and his designated Beneficiary.

                  (f)      XL SYSTEMS PLAN PRIOR PLAN ACCOUNT

                           A Member may elect in writing to have his XL Systems
                  Plan Prior Plan Account distributed in a form other than described in previous Sections of this Article. If he so elects, his XL Systems Plan Prior Plan Account may be distributed in accordance with the methods described below, and any portion of his account exceeding his XL Systems Plan Prior Plan Account shall be payable in accordance with the other provisions of this Article VI. The forms of distribution for a Participant's XL Systems Plan Prior Plan Account are:

                           If the Member is married, a qualified joint and 50%
                  survivor annuity ("QJSA"), unless a 75% or 100% survivor annuity is elected, and a life annuity if single, at the time the benefit is payable as provided in the XL Systems Plan at the time of merger into this Plan. The spousal consent requirements, as provided in the XL Systems Plan or as hereafter amended by law or this Plan, shall be applicable for distributions from the XL Systems Plan Prior Plan Account. In order for a Member to elect a distribution from the XL Systems Plan Prior Plan Account other than the qualified joint survivor annuity (if married) or the single life annuity (if single), the Member must waive the applicable annuity (with spousal consent, if married). With the required spousal consent, the Member may elect a different form of annuity, periodic installment payments, or a single lump sum distribution. The Member shall be allowed to waive the 30-day notice provision (in accordance with applicable Treasury regulations), which would otherwise be required by the XL Systems Plan.

                           Upon the death of Member prior to retirement, his
                  account balance shall be 100% vested and the spouses's death benefit shall equal 50% of such account, and shall be distributed as provided in the XL Systems Plan at the time of merger into this Plan, subject to the revisions thereto.

                  (g)      WEATHERFORD PLAN PRIOR PLAN ACCOUNT

                           A Member may elect in writing to have his Weatherford
                  Plan Prior Plan Account distributed as follows:

                           If the Member is married, a qualified joint and 50%
                  survivor annuity ("QJSA"), and a life annuity if single, at the time the benefit is payable. The QJSA shall be equal in value to the single life annuity. The spousal consent requirements, as provided in the Weatherford Plan or as hereafter amended by law or this Plan, shall be applicable for distributions from the Weatherford Plan Prior Plan Account. In order for a Member to elect a distribution from the Weatherford Plan Prior Plan Account other than the QJSA (if married) or the single life annuity (if single), the Member must waive the applicable annuity (with spousal consent, if married). With the required spousal consent, the Member may elect a single lump sum distribution. The Member shall be allowed to waive the 30-day notice provision (in accordance with applicable Treasury regulations), which would otherwise be required by the Weatherford Plan.

                  (h)      QUALIFIED JOINT AND SURVIVOR ANNUITY RULES.

                           If the Qualified Joint and Surivivor rules apply to a
                  Member's distribution, the following rules shall apply. This form of distribution cannot be elected for sums equal to or less than $5,000.00. If this method of distribution is chosen, each Member who is married to the same spouse throughout the one-year period ending on the earlier of (a) the Member's annuity starting date, or (b) the date of the Member's death, will be paid in the form of a Qualified Joint and Survivor Annuity, unless he and his spouse make a valid election out of this form of payment. If the Member marries within one year of the first day of the first period for which amounts are received as an annuity by the Member, and the Member and his spouse have been continuously married for at least a one-year period ending on or before the date of the Member's death, the Member and his spouse will be treated as having been married throughout the one-year period ending on the Member's annuity starting date.

                           If a married Member who qualifies for a Qualified
                  Joint and Survivor Annuity dies before the annuity starting date, a Qualified Preretirement Survivor Annuity in the amount that can be provided with his vested Account balance will be paid to his surviving spouse, unless the Member and his surviving spouse elect to receive an optional form of distribution.

                           Each Member, with the consent of his spouse, may
                  elect at any time during the 90-day period ending on the Member's annuity starting date, to waive the Qualified Joint and Survivor Annuity or may revoke that election. Also a Member, with the consent of his spouse, may elect, at anytime during the period which begins on the first day of the Plan Year in which the Member attains age 35 and ends on the date of the Member's death, to waive the Qualified Preretirement Survivor Annuity or may revoke that election. If a Member has terminated employment with the Employer and all Affiliated Employers, his election period will not begin later than the date the former Member terminated employment. A Member's waiver of the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity must state the specific nonspouse Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, who will receive the Member's benefits. A Member's waiver of the Qualified Joint and Survivor Annuity must also specify the optional form of benefit selected.

                           A Member's waiver of the Qualified Joint and Survivor
                  Annuity or the Qualified Preretirement Survivor Annuity will not be effective unless the Member's spouse signs either a specific or a general consent to the Member's waiver.

                           A specific spousal consent must be in writing,
                  consent to the Member's waiver, consent to the specific nonspouse Beneficiary designated by the Member to receive Plan benefits, consent to the particular form of distribution selected by the Member, acknowledge the effect of the spouse's consent to the Member's waiver and be witnessed by a notary public or a Plan representative.

                           A general spousal consent must be in writing, consent
                  to the Member's waiver, specify that the Member can change the Beneficiary designated by him to receive Plan benefits without any requirement of further consent by the spouse, specify that the Member can change the form of distribution elected by the Member without any requirement of further consent by the spouse, acknowledge that the spouse has the right to limit consent to a specific Beneficiary and a particular form of distribution, specify that the spouse voluntarily elects to relinquish the right to limit consent to a specific Beneficiary and, if applicable, a specific form of distribution, acknowledge the effect of the spouse's consent to the Member's waiver, and be witnessed by a notary public or a Plan representative.

                           The Member's election to waive the Qualified Joint
                  and Survivor Annuity and/or Qualified Preretirement Survivor Annuity will be effective if it is established to the satisfaction of the Employer that the spousal consent ordinarily required can not be obtained because there is no spouse, the spouse cannot be located, or there exist other circumstances which obviate the necessity of obtaining the spousal consent. Any consent by the Member's spouse, or establishment that the consent of the Member's spouse cannot be obtained, will be effective only to that spouse.

                           During a period that is no less than 30 days and no
                  more than 90 days before the Member's annuity starting date, each Member is to receive the following information written in nontechnical language: a general description and explanation of the terms and conditions of the Qualified Joint and Survivor Annuity, an explanation of the eligibility conditions and other material features and of the forms of distribution available, sufficient information to explain the relative values of the forms of distribution available, the circumstances under which the Qualified Joint and Survivor Annuity will be provided unless the Member elects to waive that form, a general explanation of the Member's right to elect to waive the Qualified Joint and Survivor Annuity form of benefit and the effect of a waiver, the right of the Member's spouse to consent or not to consent to a waiver, a general explanation of the Member's right to revoke an election to waive the Qualified Joint and Survivor Annuity and the effect of a revocation, and the Member's right to request a written explanation of the financial effect upon his benefit of electing to waive the Qualified Joint and Survivor Annuity.

                           The 30-day waiting period provided in this Section
                  may be waived by affirmatively electing a form of distribution in a manner that satisfies the applicable Regulation; however, that waiver will not affect the requirement that the information required by this Section be provided the Participant no more than 90 days before the date that a distribution is to commence.

                           Within the period beginning on the first day of the
                  Plan Year in which a Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35, or within the one year period that starts on the date that the Member becomes a Member, or within the one year period that starts on the date that the Member severs Service if the Member severs before attaining age 35, whichever period ends last, each Member is to receive a written explanation with respect to the Qualified Preretirement Survivor Annuity comparable to that required for the Qualified Joint and Survivor Annuity.

                           If a Member is single on the earlier of the Member's
                  annuity Starting Date or the date of the Member's death and has a vested Account balance in excess of $5,000.00, his benefit payable for any reason other than the Member's death will be paid in the form of a single life only annuity unless he elects one of the forms of distribution described in this Section. If a Member who qualifies for a single life only annuity dies before his annuity starting date, a single sum in cash equal to the amount in the Member's Account will be paid to his designated Beneficiary, unless the Member elects another form of distribution described in this Section. The waiver periods and information to be provided single Members are the same as those to be provided the married Members.

         All protected Section 411(d)(6) benefits attributable to any plan merger or plan to plan transfer are hereby incorporated into this Plan by reference. Specifically, but not by way of limitation, the above reflect certain plan mergers and/or plan transfers whose Section 411(d)(6) protected benefits are hereby incorporated into the Plan, subject to being eliminated as provided for in the second paragraph of this Section 9.

         6.10 ADJUSTMENT OF VALUE OF DISTRIBUTION. Any Account held for distribution past one or more Valuation Dates shall continue to share in the appreciation or depreciation of the Trust Fund and in the income earned or losses incurred by the Trust Fund until the last Valuation Date which occurs with or next precedes the date distribution is made.

         6.11 NORMAL TIME FOR DISTRIBUTION. The following rules shall normally govern the time for distribution unless Section 6.12 requires an earlier distribution. Prior to making a distribution, the Committee (or its designated representative) must furnish such Member with a benefit notice. The benefit notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, the Member's right to defer distribution until he attains Retirement Age, and relevant information concerning the direct rollover option described in Section 6.9. The notice must also inform the Member of his right to consider whether or not to elect a distribution for 30 days after receiving the notice. Notwithstanding any other provision of this Section 6.11, or of this Plan, a Member and his or her spouse may waive the 30-day waiting period provided in this Section for making an election of benefits by affirmatively electing a form of distribution in a manner that satisfies the applicable Regulation, but that waiver shall not affect the requirement that the information required by this Section be provided the Member no more than 90 days before his annuity starting date. If the benefit to be distributed to the Member is or is deemed to be $5,000.00 or less, the benefit should be distributed within one year after the Member becomes entitled to the benefit. Also, if it is or is deemed to be greater than $5,000.00 and the Member consents to the distribution, the benefit should be distributed or begin to be distributed within one year after the Member becomes entitled to the benefit. If, however, the benefit to be distributed is or is deemed to be greater than $5,000.00 and the Member fails to consent to the distribution, the distribution shall not be made without the Member's consent until he attains normal Retirement Age or age 62, whichever is later. In any event, if the Member dies, the surviving spouse may require payments to begin within a reasonable time.

         6.12 TIME LIMIT FOR DISTRIBUTION. All distributions must comply with sections 401(a)(9) and 401(a)(14) of the Code and their regulations. Thus, the distribution must be made no later than the EARLIER of the date required by subsection (a) or (b) if the Member has not died.

                  (a) Section 401(a)(9): Commencing January 1, 1999, each Member must begin receiving a distribution under the Plan on or before April 1st of the calendar year following the later of the calendar year in which the Member retires or attains age 70 1/2 in the amount required by section 401(a)(9) of the Code and its Regulations. Until that date, a Member may elect to begin receiving distributions or receive his distribution on the April 1st of the calendar year following the calendar year in which he attains age 70 1/2 even though he has not retired, in the amount required by section 401(a)(9) of the Code and its Regulations. However, if the Member is a Five Percent Owner in the Plan Year ending in the calendar year in which he attains 70 1/2, distribution must begin April 1st of the following calendar year regardless of whether he remains employed by the Employer or an Affiliated Employer. Without regard to the above rules, if a Member made a designation before January 1, 1984, which complied with section 401(a)(9) of the Code before its amendment by the Tax Reform Act of 1984, the distribution does not have to be made until the time described in the designation, if later.

                  (b) Section 401(a)(14): The distribution must be made to the Member on or before the 60th day after the latest of the end of the Plan Year in which the Member attains his Retirement Age, attains the 10th anniversary of the year in which he began participation or terminates employment with all Affiliated Employers unless the Member consents to a later time.

         If the Member has died and a portion of the Member's Account is payable to a designated Beneficiary the payment must be made not later than one year after the Member's death. If the surviving spouse is the Beneficiary, the payment may be delayed so as to be made on the date on which the Member would have attained age 70 1/2. If payment is postponed and the surviving spouse dies before payment is made, the surviving spouse shall be treated as the Member for purposes of this paragraph.

         6.13 PROTECTED BENEFITS. No provision of this Plan shall reduce or eliminate any benefit protected by section 411(d)(6)of the Code.

                                   ARTICLE VII

                              WITHDRAWALS AND LOANS

         7.1 VALUATION OF ACCOUNTS FOR WITHDRAWALS AND LOANS. For the purpose of withdrawals and loans, a Member's Account shall be his Accounts as valued as of the Valuation Date which is coincident with or next preceding the request for the withdrawal or loan adjusted only for Contributions, distributions, withdrawals and loans, if any, made between the Valuation Date and that event.

         7.2 MINIMUM WITHDRAWAL AMOUNT. Each withdrawal must be in an amount equal to or in excess of $500.

         7.3 WITHDRAWALS OF EMPLOYEE AFTER TAX AND ROLLOVER ACCOUNTS. A Member is entitled at any time to receive a withdrawal from his Employee After Tax Contribution and/or Rollover Account after giving 15 days written notice to the Committee. The withdrawal cannot be more than the balance of the Account. Each withdrawal of Employee After Tax Contributions contributed after December 31, 1986 shall include a pro rata share of income earned on those Contributions. Pre-1987 Employee After Tax Contributions shall be withdrawn first until they are exhausted.

          7.4 WITHDRAWAL FOR FINANCIAL HARDSHIP. A Member is entitled to receive a withdrawal from his Salary Deferral Contribution Account (exclusive of income earned after December 31, 1988), Employer Matching Contribution Account, Employer Discretionary Contribution Account, Rollover Account, or his Qualified Nonelective Contribution Account in the event of an immediate and heavy financial need incurred by the Member and the Committee's determination that the withdrawal is necessary to alleviate that hardship. A Member, however must first take a hardship withdrawal from his Employer Matching Contribution Account, Employer Discretionary Account, Rollover Account or his Qualified Nonelective Contribution Account prior to receiving a hardship withdrawal from his Salary Deferral Contribution Account.

                  (a) Approval Reasons for Hardship: A distribution shall be made on account of financial hardship only if the distribution is for: (i) expenses for medical care described in section 213(d) of the Code previously incurred by the Member, the Member's spouse, or any dependents of the Member (as defined in section 152 of the Code) or necessary for these persons to obtain medical care described in section 213(d) of the Code, (ii) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Member,
         (iii) payment of tuition, related educational fees and room and board expenses, for the next 12 months of post-secondary education for the Member, his or her spouse, children, or dependents (as defined in section 152 of the Code), (iv) payments necessary to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence, or (v) any other event added to this list by the Commissioner of Internal Revenue.

                  (b) Maximum Distribution Permitted: A distribution to satisfy an immediate and heavy financial need shall not be made in excess of the amount of the immediate and heavy financial need of the Member and the Member must have obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the

                                     VII-1

         loan) loans currently available under all plans maintained by the Employer. The amount of a Member's immediate and heavy financial need includes any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the financial hardship distribution.

                  (c) Conditions Placed on Participation in Plan and other Fringe Benefits:. The Member's hardship distribution shall terminate his or her right to make any Employee After Tax Contributions or to have the Employer make any Salary Deferral Contributions on his or her behalf until the next time Employee After Tax Contributions and Salary Deferral Contributions are permitted after the lapse of 12 months following the hardship distribution and his or her timely filing of a written request to resume his or her Employee After Tax Contributions or Salary Deferral Contributions. Even then, if the Member resumes Contributions in his next taxable year he cannot have the Employer make any Salary Deferral Contributions in excess of the limit in section 402(g) of the Code for that taxable year reduced by the amount of Salary Deferral Contributions made by the Employer on the Member's behalf during the taxable year of the Member in which he received the hardship distribution.

                  In addition, for 12 months after he receives a hardship distribution from this Plan the Member is prohibited from making elective contributions and employee contributions to all other qualified and nonqualified plans of deferred compensation maintained by the Employer, including stock option plans, stock purchase plans and cash or deferred arrangements that are part of cafeteria plans described in section 125 of the Code. However, the Member is not prohibited from making mandatory employee contributions to a defined benefit plan, or contributions to a health or welfare benefit plan, including one that is part of a cafeteria plan within the meaning of section 125 of the Code.

         7.5 WITHDRAWALS ON OR AFTER AGE 59 1/2. A Member who is at least age 59 1/2is entitled to withdraw his vested interest in all of his Accounts.

         7.6 LOANS. The Committee may direct the Trustee to make loans to Members (and Beneficiaries who are "parties in interest" within the meaning of ERISA) who have a vested interest in the Plan. Loans may not be made to any shareholder-employee (as defined in section 1379 of the Code as in effect before the enactment of the Subchapter S Revision Act of 1982) or any owner-employee (as defined in section 401(c)(3) of the Code or a member of the family of either (as defined in section 267(c)(4) of the Code. The Loan Committee established by the Committee will be responsible for administering the Plan loan program. All loans will comply with the following requirements:

                  (a) All loans will be made solely from the Member's or Beneficiary's Account.

                  (b) Loans will be available on a nondiscriminatory basis to all Beneficiaries who are "parties in interest" within the meaning of ERISA, and to all Members.

                  (c)      Loans will not be made for less than $1,000.

                                     VII-2

                  (d) The maximum amount of a loan may not exceed the lesser of (i) $50,000 reduced by the person's highest outstanding loan balance from the Plan during the preceding one year period, or (ii) one-half of the present value of the person's vested Account balance under the Plan determined as of the date on which the loan is approved by the Loan Committee. If determining whether a loan would exceed these limits, all loans under all plans of the Employer and all Affiliated Employers which are outstanding or which have not been repaid at least one year before must be taken into consideration.

                  (e) Any loan from the Plan will be evidenced by a note or notes (signed by the person applying for the loan) having such maturity, bearing such rate of interest, and containing such other terms as the Loan Committee will require by uniform and nondiscriminatory rules consistent with this Section and proper lending practices. When required by law, the borrowing person must be supplied with all documents required by the truth-in-lending laws and any other applicable federal or state statute.

                  (f) All loans will bear a reasonable rate of interest which will be established by the Loan Committee. In determining the proper rate of interest to be charged, at the time any loan is made or renewed, the Loan Committee may contact one or more of the banks in the geographic location in which the Member or Beneficiary resides to determine what interest rate the banks would charge for a similar loan taking into account the collateral offered.

                  (g) Each loan will be fully secured by a pledge of the borrowing person's vested Account balance. No more than 50% of the person's vested Account balance (determined immediately after the origination of the loan) will be considered as security for any loan.

                  (h) Generally, the term of the loan will not be more than five years. The Loan Committee may agree to a longer term only if the term is otherwise reasonable and the proceeds of the loan are to be used to acquire a dwelling which will be used within a reasonable time (determined at the time the loan is made) as the principal residence of the borrowing person.

                  (i) The loan agreement will require level amortization over the term of the loan and repayment through salary withholding except in the case of a loan to a person who is not employed by the Employer.

                  (j) A Member may not make a withdrawal if the remaining balance of the Member's Account would be less than the outstanding loan balance or the withdrawal would violate any security requirements of the loan. No distribution may be made to a Member until all loans to him have been paid in full. If a Member has an outstanding loan from the Plan at the time he terminates employment with all Affiliated Employers, the Member will be entitled to continue repaying the loan in accordance with the originally agreed upon repayment schedule. If the Member fails to repay the loan, the Trustee will foreclose on the loan and the Member will be deemed to have received a Plan distribution of the amount foreclosed upon. The Trustee will not foreclose upon a Member's Salary Deferral Contributions Account or Qualified Nonelective Employer

                                     VII-3

         Contributions Account until the Member has terminated employment with all Affiliated Employers.

                  (k) If a Beneficiary defaults on his loan, the Trustee will foreclose on the loan and the Beneficiary will be deemed to have received a Plan distribution of the amount foreclosed upon.

                  (l) No amount that is pledged as collateral for a Plan loan to a Participant will be available for withdrawal before he has fully repaid his loan.

                  (m) All interest payments made pursuant to the terms of the loan agreement will be credited to the borrowing person's Account and will not be considered as general earnings of the Trust Fund to be allocated to other Members. All expenses or losses incurred because of the loan shall be charged to the borrowing person's Account.

                  (n) Payment of any loan made by a Member shall be suspended while a Member is in qualified military service and is covered by USERRA.

                  (o) The Committee is authorized to establish written guidelines which, if and when adopted, shall become part of this Plan and shall establish a procedure for applying for loans, the basis on which loans will be approved or denied, limitations (if any) on the types and amounts of loans offered, and any other matters necessary or appropriate to administering this Section.

                                     VII-4

                                  ARTICLE VIII

                        GENERAL PROVISIONS APPLICABLE TO
                   FILING A CLAIM, DISTRIBUTIONS TO MINORS AND
                           NO DUPLICATION OF BENEFITS

         8.1 CLAIMS PROCEDURE. When a benefit is or is about to be due, the Employee, former Employee or beneficiary must submit a claim to the personnel office of the Corporation. Under normal circumstances, a final decision will be made as to a claim for benefits other than disability benefits within 90 days. If the Committee notifies the claimant in writing during the initial 90-day, it may extend the period up to 180 days after the initial receipt of the claim. The written notice must contain the circumstances necessitating the extension and the anticipated date for the final decision. If a claim is denied during the claims period, the Committee must notify the claimant in writing. The denial must include the specific reasons for it, the Plan provisions upon which the denial is based, any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and the Plan's review procedures and time limits, including a statement of the claimant's right to bring a civil action under section 502(a) of ERISA.

         If an Employee's, former Employee's, or beneficiary's claim is denied and he wants a review, he must apply to the Committee in writing. That application can include any arguments, written comments, documents, records, and other information relating to the claim for benefits. In addition, the claimant is entitled to receive on request and free of charge reasonable access to and copies of all information relevant to the claim. For this purpose, "relevant" means information that was relied on in making the benefit determination or that was submitted, considered or generated in the course of making the determination, without regard to whether it was relied on, and information that demonstrates compliance with the Plan's administrative procedures and safeguards for assuring and verifying that Plan provisions are applied consistently in making benefit determinations. The Committee must take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether the information was submitted or considered in the initial benefit determination. The claimant can either represent himself or appoint a representative, either of whom has the right to inspect all documents pertaining to the claim and its denial. The Committee can schedule any meeting with the claimant or his representative that it finds necessary or appropriate to complete its review. The request for review must be filed within 90 days after the denial. If it is not, the denial becomes final. If a timely request is made, the Committee must make its decision, under normal circumstances, within 60 days of the receipt of the request for review. However, if the Committee notifies the claimant prior to the expiration of the initial review period, it can extend the period of review up to 120 days following the initial receipt of the request for a review. All decisions of the Committee must be in writing and must include the specific reasons for its action, the Plan provisions on which its decision is based, and a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits, and a statement of the claimant's right to bring an action under section 502(a) of ERISA. If a decision is not given to the claimant within the review period, the claim is treated as if it were denied on the last day of the review period.

                                     VIII-1

         8.2 NO DUPLICATION OF BENEFITS. There shall be no duplication of benefits under this Plan. Without regard to any other language in this Plan, all distributions and withdrawals are to be subtracted from a Member's Account as of the date of the distribution or withdrawal. Thus, if the Member has received one distribution or withdrawal and is ever entitled to another distribution or withdrawal, the prior distribution or withdrawal is to be taken into account.

         8.3 DISTRIBUTIONS TO DISABLED OR MINORS. If the Committee determines that any person to whom a payment is due is a minor or is unable to care for his affairs because of a physical or mental disability, it shall have the authority to cause the payments to be made to an ancestor, descendant, spouse, or other person the Committee determines to have incurred, or to be expected to incur, expenses for that person or to the institution which is maintaining or has custody of the person unless a prior claim is made by a qualified guardian or other legal representative. The Committee and the Trustee shall not be responsible to oversee the application of those payments. Payments made pursuant to this power shall be a complete discharge of all liability under the Plan and Trust and the obligations of the Employer, the Trustee, the Trust Fund and the Committee.

                                     VIII-2

                                   ARTICLE IX

                             TOP-HEAVY REQUIREMENTS

         9.1 APPLICATION. The requirements described in this Article shall apply to each Plan Year that this Plan is determined to be a Top-Heavy Plan under the test set out in the following Section.

         9.2 TOP-HEAVY TEST. If on the Determination Date the Aggregate Accounts of Key Employees in the Plan exceeds 60% of the Aggregate Accounts of all Employees in the Plan, this Plan shall be a Top-Heavy Plan for that Plan Year. In addition, if this Plan is required to be included in an Aggregation Group and that group is a top-heavy group, this Plan shall be treated as a Top-Heavy Plan. An Aggregation Group is a top-heavy group if on the Determination Date the sum of (a) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans in the Aggregation Group which contains this Plan plus (b) the total of all of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group (which contains this Plan) is more than 60% of a similar sum determined for all employees covered in the Aggregation Group which contains this Plan.

         In applying the above tests, the following rules shall apply:

                  (a) In determining the present value of the accumulated accrued benefits for any Employee or the amount in the account of any Employee, the value or amount shall be increased by all distributions made to or for the benefit of the Employee under the Plan during the five year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group.

                  (b) All rollover contributions made after December 31, 1983 by the Employee to the Plan shall not be considered by the Plan for either test.

                  (c) If an Employee is a Non-Key Employee under the Plan for the Plan Year but was a Key Employee under the Plan for another prior Plan Year, his account shall not be considered.

                  (d) Benefits shall not be taken into account in determining the top-heavy ratio for any Employee who has not performed services for the Employer during the last five-year period ending upon the Determination Date.

         9.3 VESTING RESTRICTIONS IF PLAN BECOMES TOP-HEAVY. If a Member has at least one Hour of Service during a Plan Year when the Plan is a Top-Heavy Plan he shall either vest under each of the normal vesting provisions of the Plan or under the following vesting schedule, whichever is more favorable:

                                                             PERCENTAGE OF AMOUNT VESTED
                                                                IN ACCOUNTS CONTAINING
       COMPLETED YEARS OF ACTIVE SERVICE                        EMPLOYER CONTRIBUTIONS
       ---------------------------------                        ----------------------
Less than two years....................................                   0%

Two years but less than three years....................                  20%
Three years but less than four years...................                  40%
Four years but less than five years....................                  60%
Five years but less than six years.....................                  80%
Six years or more......................................                 100%

If the Plan ceases to be a Top-Heavy Plan, this requirement shall no longer apply. After that date the normal vesting provisions of the Plan shall be applicable to all subsequent Contributions by the Employer.

         9.4 MINIMUM CONTRIBUTION IF PLAN BECOMES TOP-HEAVY. If this Plan is a Top-Heavy Plan and the normal allocation of the Employer Contribution and forfeitures is less than 3% of any Non-Key Employee Member's Annual Compensation, the Committee, without regard to the normal allocation procedures, shall allocate the Employer Contribution and the forfeitures among the Members who are in the employ of the Employer at the end of the Plan Year (even if the Member has less than 501 Hours of Service in the Plan Year), in proportion to each Member's Annual Compensation as compared to the total Annual Compensation of all Members for that Plan Year until each Non-Key Employee Member has had an amount equal to the lesser of (i) the highest rate of Contribution applicable to any Key Employee, or (ii) 3% of his Annual Compensation allocated to his Account. At that time, any more Employer Contributions or forfeitures shall be allocated under the normal allocation procedures described earlier in this Plan. Salary Deferral Contributions and Employer Matching Contributions made on behalf of Key Employees are included in determining the highest rate of Employer Contributions. Salary Deferral Contributions made on behalf of Non-Key Employees shall not be included in determining the minimum contribution required under this Section. Employer Matching Contributions and amounts that may be treated as
Section 401(k) Contributions or Section 401(m) Contributions, other than Qualified Nonelective Employer Contributions, made on behalf of Non-Key Employees may not be included in determining the minimum contribution required under this Section to the extent that they are treated as Section 401(m) Contributions or Section 401(k) Contributions for purposes of the Actual Deferral Percentage test or the Contribution Percentage test.

         In applying this restriction the following rules shall apply:

                  (a) Each Employee who is eligible for membership (without regard to whether he has made mandatory contributions, if any are required, or whether his compensation is less than a stated amount) shall be entitled to receive an allocation under this Section.

                  (b) All defined contribution plans required to be included in the Aggregation Group shall be treated as one plan for purposes of meeting the 3% maximum. This required aggregation shall not apply if this Plan is also required to be included in an Aggregation Group which includes a defined benefit plan and this Plan enables that defined benefit plan to meet the requirements of sections 401(a)(4) or 410 of the Code.

         9.5 COVERAGE UNDER MULTIPLE TOP-HEAVY PLANS. If this Plan is a Top-Heavy Plan, it must meet the vesting and benefit requirements described in this Article without taking into account contributions or benefits under Chapter 2 of the Code (relating to tax on self-employment income), Chapter 21 of the Code (relating to Federal Insurance Contributions Act), Title II of the Social Security Act or any other Federal or State law.

         If a Non-Key Employee is covered by both a Top-Heavy defined contribution plan and a defined benefit plan, he shall receive the defined benefit minimum, offset by the benefits provided under the defined contribution plan.

         9.6 RESTRICTIONS IF PLAN BECOMES SUPER-TOP-HEAVY. Effective for Limitation Years beginning before January 1, 2000, if the Plan is determined to be a Top-Heavy Plan, the number "1.00" must be substituted for the number "1.25" when applying the limitations of section 415 of the Code to this Plan, unless the Plan would not be a Top-Heavy Plan if "90%" were substituted for "60%" and the Employer Contribution for the Plan Year for each Non-Key Employee, who is a Member, is not less than 4% of the Member's Annual Compensation.

                                    ARTICLE X

                           ADMINISTRATION OF THE PLAN

         10.1 APPOINTMENT, TERM OF SERVICE & REMOVAL. The Board of Directors shall appoint a Committee to administer this Plan. The members shall serve until their resignation, death or removal. Any member may resign at any time by mailing a written resignation to the Board of Directors. Any member may be removed by the Board of Directors, with or without cause. Vacancies may be filled by the Board of Directors from time to time.

         10.2 POWERS. The Committee is a fiduciary. It has the exclusive responsibility for the general administration of the Plan and Trust, and has all powers necessary to accomplish that purpose, including but not limited to the following rights, powers, and authorities:

                  (a) to make rules for administering the Plan and Trust so long as they are not inconsistent with the terms of the Plan;

                  (b)      to construe all provisions of the Plan and Trust;

                  (c) to correct any defect, supply any omission, or reconcile any inconsistency which may appear in the Plan or Trust;

                  (d) to select, employ, and compensate at any time any consultants, actuaries, accountants, attorneys, and other agents and employees the Committee believes necessary or advisable for the proper administration of the Plan and Trust; any firm or person selected may be a disqualified person but only if the requirements of section 4975(d) of the Code have been met;

                  (e) to determine all questions relating to eligibility, Active Service, Compensation, allocations and all other matters relating to the amount of benefits and any one or more Members' or Former Members' entitlement to benefits and to determine when it is required under the Plan to treat a Former Member as a Member;

                  (f) to determine all controversies relating to the administration of the Plan and Trust, including but not limited to any differences of opinion arising between an Employer and the Trustee or a Member or Former Member, or any combination of them and any questions it believes advisable for the proper administration of the Plan and Trust;

                  (g) to direct or to appoint an investment manager or managers who can direct the Trustee in all matters relating to the investment, reinvestment and management of the Trust Fund;

                  (h) to direct the Trustee in all matters relating to the payment of Plan benefits;

                  (i) to delegate any clerical or recordation duties of the Committee as the Committee believes is advisable to properly administer the Plan and Trust; and

                  (j) to make any other determination of any fact or any decision as to any aspect of the administration of the Plan and Trust that is appropriate in its general administration of the Plan and Trust.

         10.3 ORGANIZATION. The Committee may select, from among its members, a chairman, and may select a secretary. The secretary need not be a member of the Committee. The secretary shall keep all records, documents and data pertaining to its administration of the Plan and Trust.

         10.4 QUORUM AND MAJORITY ACTION. A majority of the Committee constitutes a quorum for the transaction of business. The vote of a majority of the members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may decide any question by a vote, taken without a meeting, of a majority of its members.

         10.5 SIGNATURES. The chairman, the secretary and any one or more of the members of the Committee to which the Committee has delegated the power shall each, severally, have the power to execute any document on behalf of the Committee, and to execute any certificate or other written evidence of the action of the Committee. The Trustee, after it is notified of any delegation of power in writing, shall accept and may rely upon any document executed by the appropriate member or members as representing the action of the Committee until the Committee files a written revocation of that delegation of power with the Trustee.

         10.6 DISQUALIFICATION OF COMMITTEE MEMBER. A member of the Committee who is also a Member of this Plan shall not vote or act upon any matter relating solely to himself.

         10.7 DISCLOSURE TO MEMBERS. The Committee shall make available to each Member and Beneficiary for his examination those records, documents and other data required under ERISA, but only at reasonable times during business hours. No Member or Beneficiary has the right to examine any data or records reflecting the compensation paid to any other Member or Beneficiary. The Committee is not required to make any other data or records available other than those required by ERISA.

         10.8 STANDARD OF PERFORMANCE. The Committee and each of its members: (a) shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man, acting in a like capacity and familiar with such matters, would use in conducting his business as the administrator of the Plan, (b) shall, when exercising its power to direct investments, diversify the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, and (c) shall otherwise comply with the provisions of this Plan and ERISA.

         10.9 LIABILITY OF COMMITTEE AND LIABILITY INSURANCE. No member of the Committee shall be liable for any act or omission of any other member of the Committee, the Trustee, any investment manager appointed by the Committee or any other agent appointed by the Committee unless required by the terms of ERISA or another applicable state or federal law under which liability cannot be waived. No member of the Committee shall be liable for any act or omission of his own unless required by ERISA or another applicable state or federal law under which liability cannot be waived.

         If the Committee directs the Trustee to do so, it may purchase out of the Trust Fund insurance for the members of the Committee, for any other fiduciaries appointed by the Committee and for the Trust Fund itself to cover liability or losses occurring because of the act or omission of any one or more of the members of the Committee or any other fiduciary appointed under this Plan. But, that insurance must permit recourse by the insurer against the members of the Committee or the other fiduciaries concerned if the loss is caused by breach of a fiduciary obligation by one or more members of the Committee or other fiduciary.

         10.10 EXEMPTION FROM BOND. No member of the Committee is required to give bond for the performance of his duties unless required by a law which cannot be waived.

         10.11 COMPENSATION. The Committee shall serve without compensation but shall be reimbursed by the Employer for all expenses properly incurred in the performance of their duties unless the Sponsor elects to have those expenses paid from the Trust Fund. Each Employer shall pay that part of the expense as determined by the Committee in its sole judgment.

         10.12 PERSONS SERVING IN DUAL FIDUCIARY ROLES. Any person, group of persons, corporations, firm or other entity, may serve in more than one fiduciary capacity with respect to this Plan, including serving as both Trustee and as a member of the Committee.

         10.13 ADMINISTRATOR. For all purposes of ERISA, the administrator of the Plan is the Sponsor. The administrator has the final responsibility for compliance with all reporting and disclosure requirements imposed under all applicable federal or state laws and regulations.

         10.14 STANDARD OF JUDICIAL REVIEW OF COMMITTEE ACTIONS. The Committee has full and absolute discretion in the exercise of each and every aspect of the rights, power, authority and duties retained or granted it under the Plan, including without limitation, the authority to determine all facts, to interpret this Plan, to apply the terms of this Plan to the facts determined, to make decisions based upon those facts and to make any and all other decisions required of it by this Plan, such as the right to benefits, the correct amount and form of benefits, the determination of any appeal, the review and correction of the actions of any prior administrative committee, and the other rights, powers, authority and duties specified in this Article and elsewhere in this Plan. Notwithstanding any provision of law, or any explicit or implicit provision of this document, any action taken, or finding, interpretation, ruling or decision made by the Committee in the exercise of any of its rights, powers, authority or duties under this Plan shall be final and conclusive as to all parties, including without limitation all Members, Former Members and Beneficiaries, regardless of whether the Committee or one or more of its members may have an actual or potential conflict of interest with respect to the subject matter of the action, finding, interpretation, ruling or decision. No final action, finding, interpretation, ruling or decision of the Committee shall be subject to de novo review in any judicial proceeding. No final action, finding, interpretation, ruling or decision of the Committee may be set aside unless it is held to have been arbitrary and capricious by a final judgment of a court having jurisdiction with respect to the issue.

                                   ARTICLE XI

                          TRUST FUND AND CONTRIBUTIONS

         11.1 FUNDING OF PLAN. This Plan shall be funded by one or more separate Trusts. If more than one Trust is used, each Trust shall be designated by the name of the Plan followed by a number assigned by the Committee at the time the Trust is established.

         11.2 INCORPORATION OF TRUST. Each Trust is a part of this Plan. All rights or benefits which accrue to a person under this Plan shall be subject also to the terms of the agreements creating the Trust or Trusts and any amendments to them which are not in direct conflict with this Plan.

         11.3 AUTHORITY OF TRUSTEE. Each Trustee shall have full title and legal ownership of the assets in the separate Trust which, from time to time, is in his separate possession. No other Trustee shall have joint title to or joint legal ownership of any asset in one of the other Trusts held by another Trustee. Each Trustee shall be governed separately by the trust agreement entered into between the Employer and that Trustee and the terms of this Plan without regard to any other agreement entered into between any other Trustee and the Employer as a part of this Plan.

         11.4 ALLOCATION OF RESPONSIBILITY. To the fullest extent permitted under section 405 of ERISA, the agreements entered into between the Employer and each of the Trustees shall be interpreted to allocate to each Trustee its specific responsibilities, obligations and duties so as to relieve all other Trustees from liability either through the agreement, Plan or ERISA, for any act of any other Trustee which results in a loss to the Plan because of his act or failure to act.

                                   ARTICLE XII

                       ADOPTION OF PLAN BY OTHER EMPLOYERS

         12.1 ADOPTION PROCEDURE. Any business organization may, with the approval of the Board of Directors, adopt this Plan by:

                  (a) adopting a resolution or executing a consent of the board of directors of the adopting Employer or executing an adoption instrument (approved by the board of directors of the adopting Employer) agreeing to be bound as an Employer by all the terms, conditions and limitations of this Plan except those, if any, specifically described in the adoption instrument; and

                  (b) providing all information required by the Committee and the Trustee.

         An adoption may be retroactive to the beginning of a Plan Year if these conditions are complied with on or before the last day of that Plan Year.

         12.2 NO JOINT VENTURE IMPLIED. The document which evidences the adoption of the Plan by an Employer shall become a part of this Plan. However, neither the adoption of this Plan and its related Trust Fund by an Employer nor any act performed by it in relation to this Plan and its related Trust Fund shall ever create a joint venture or partnership relation between it and any other Employer.

         12.3 ALL TRUST ASSETS AVAILABLE TO PAY ALL BENEFITS. The Accounts of Members employed by the Employers which adopt this Plan shall be commingled for investment purposes. All assets in the Trust Fund shall be available to pay benefits to all Members employed by any Employer which is an Affiliated Employer with the first Employer.

         12.4 QUALIFICATION A CONDITION PRECEDENT TO ADOPTION AND CONTINUED PARTICIPATION. The adoption of this Plan and the Trust or Trusts used to fund this Plan by a business organization is contingent upon and subject to the express condition precedent that the initial adoption meets all statutory and regulatory requirements for qualification of the Plan and the exemption of the Trust or Trusts and that the Plan and the Trust or Trusts that are applicable to it continue in operation to maintain their qualified and exempt status. In the event the adoption fails to initially qualify and be exempt, the adoption shall fail retroactively for failure to meet the condition precedent and the portion of the Trust Fund applicable to the adoption shall be immediately returned to the adopting business organization and the adoption shall be void ab initio. In the event the adoption as to a given business organization later becomes disqualified and loses its exemption for any reason, the adoption shall fail retroactively for failure to meet the condition precedent and the portion of the Trust Fund allocable to the adoption by that business organization shall be immediately spun off, retroactively as of the last date for which the Plan qualified, to a separate Trust for its sole benefit and an identical but separate Plan shall be created, retroactively effective as of the last date the Plan as adopted by that business organization qualified, for the benefit of the Members covered by that adoption.

                                     XII-1

                                  ARTICLE XIII

                     AMENDMENT AND WITHDRAWAL OR TERMINATION

                                PART A. AMENDMENT

         13.1 RIGHT TO AMEND. The Sponsor has the sole right to amend this Plan. An amendment may be made by adopting a resolution or executing a consent of the Board of Directors, or by the appropriate officer of the Sponsor executing an amendment document.

         13.2     LIMITATION ON AMENDMENTS. No amendment shall:

                  (a)      vest in an Employer any interest in the Trust Fund;

                  (b) cause or permit the Trust Fund to be diverted to any purpose other than the exclusive benefit of the present or future Members and their Beneficiaries except under the circumstances described in Section 4.21;

                  (c) decrease the Account of any Member or eliminate an optional form of payment as to amounts then accrued;

                  (d) increase substantially the duties or liabilities of the Trustee without its written consent; or

                  (e) change the vesting schedule to one which would result in the nonforfeitable percentage of the Account derived from Employer Contributions (determined as of the later of the date of the adoption of the amendment or of the effective date of the amendment) of any Member being less than the nonforfeitable percentage computed under the Plan without regard to the amendment. If the Plan's vesting schedule is amended, if the Plan is amended in any other way that affects the computation of the Member's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Member with at least three years of Service may elect, within a reasonable period after the adoption of the amendment or the change, to have the nonforfeitable percentage computed under the Plan without regard to the amendment or the change. The election period shall begin no later than the date the amendment is adopted or deemed to be made and shall end no later than the latest of the following dates: (1) 60 days after the date the amendment is adopted or deemed to be made, (2) 60 days after the date the amendment becomes effective, or
         (3) 60 days after the day the Member is issued written notice of the amendment.

         13.3 EACH EMPLOYER DEEMED TO ADOPT AMENDMENT UNLESS REJECTED. Each Employer shall be deemed to have adopted any amendment made by the Sponsor unless the Employer notifies the Committee of its rejection in writing within 30 days after it is notified of the amendment. A rejection shall constitute a withdrawal from this Plan by that Employer unless the Sponsor acquiesces in the rejection.

         13.4 AMENDMENT APPLICABLE ONLY TO MEMBERS STILL EMPLOYED UNLESS AMENDMENT SPECIFICALLY PROVIDES OTHERWISE. No benefit for any person who died, retired, became disabled

                                     XIII-1
or separated shall be affected by a subsequent amendment unless the amendment specifically provides otherwise and the person consents to its application. Instead, those persons who died, retired, became disabled or separated prior to the execution of an amendment shall be entitled to the benefit as adjusted from time to time as was provided by the Plan at the time the person first became entitled to his benefit.

         13.5 MANDATORY AMENDMENTS. The Contributions of each Employer to this Plan are intended to be:

                  (a) deductible under the applicable provisions of the Code;

                  (b) except as otherwise prescribed by applicable law, exempt from the Federal Social Security Act;

                  (c) except as otherwise prescribed by applicable law, exempt from withholding under the Code; and

                  (d) excludable from any Employee's regular rate of pay, as that term is defined under the Fair Labor Standards Act of 1938, as amended.

         The Sponsor shall make any amendment necessary to carry out this intention, and it may be made retroactively.

                        PART B. WITHDRAWAL OR TERMINATION

         13.6 WITHDRAWAL OF EMPLOYER. An Employer may withdraw from this Plan and its related Trust Fund if the Sponsor does not acquiesce in its rejection of an amendment or by giving written notice of its intent to withdraw to the Committee. The Committee shall then determine the portion of the Trust Fund that is attributable to the Members employed by the withdrawing Employer and shall notify the Trustee to segregate and transfer those assets to the successor Trustee or Trustees when it receives a designation of the successor from the withdrawing Employer.

         A withdrawal shall not terminate the Plan and its related Trust Fund with respect to the withdrawing Employer, if the Employer either appoints a successor Trustee or Trustees and reaffirms this Plan and its related Trust Fund as its new and separate plan and trust intended to qualify under section 401(a) of the Code, or establishes another plan and trust intended to qualify under section 401(a) of the Code.

         The determination of the Committee, in its sole discretion, of the portion of the Trust Fund that is attributable to the Members employed by the withdrawing Employer shall be final and binding upon all parties. The Trustee's transfer of those assets to the designated successor Trustee shall relieve the Trustee of any further obligation, liability or duty to the withdrawing Employer, the Members employed by that Employer and their Beneficiaries, and the successor Trustee or Trustees.

         13.7 TERMINATION OF PLAN. The Sponsor may terminate this Plan and its related Trust Fund with respect to all Employers by executing and delivering to the Committee and the Trustee, a notice of termination, specifying the date of termination. Any Employer may terminate this Plan and its related Trust Fund with respect to itself by executing and delivering to

                                     XIII-2
the Trustee a notice of termination, specifying the date of termination. Likewise, this Plan and its related Trust Fund shall automatically terminate with respect to any Employer if there is a general assignment by that Employer to or for the benefit of its creditors, or a liquidation or dissolution of that Employer without a successor. Upon the termination of this Plan as to an Employer, the Trustee shall, subject to the provisions of Section 13.9, distribute to each Member employed by the terminating Employer the amount certified by the Committee to be due the Member.

         The Employer should apply to the Internal Revenue Service for a determination letter with respect to its termination, and the Trustee should not distribute the Trust Funds until a determination is received. However, should it decide that a distribution before receipt of the determination letter is necessary or appropriate it should retain sufficient assets to cover any tax that may become due upon that determination.

         13.8 100% VESTING REQUIRED ON PARTIAL OR COMPLETE TERMINATION OR COMPLETE DISCONTINUANCE. Without regard to any other provision of this Plan, if there is a partial or total termination of this Plan or there is a complete discontinuance of the Employer's Contributions, each of the affected Members shall immediately become 100% vested in his Account as of the end of the last Plan Year for which a substantial Employer Contribution was made and in any amounts later allocated to his Account. If the Employer then resumes making substantial Contributions at any time, the appropriate vesting schedule shall again apply to all amounts allocated to each affected Member's Account beginning with the Plan Year for which they were resumed.

         13.9 DISTRIBUTION UPON TERMINATION. A Member may receive a distribution on account of termination of this Plan if neither the Employer nor any Affiliated Employer establishes or maintains a successor plan within the period ending 12 months after all assets are distributed from the Plan. A successor plan for this purpose is any other defined contribution plan except:
(a) an employee stock ownership plan as defined in sections 4975(e) or 409 of the Code, (b) a simplified employee pension plan as defined in section 408(k) of the Code, or (c) or a defined contribution plan in which fewer than 2% of the Members of this Plan were eligible to participate during the 24 month period beginning 12 months before the time of this Plan's termination. Any distribution on account of the termination of this Plan, must be made only in the form of a lump sum payment or a Direct Rollover, as elected by the Member. If a Member is given the opportunity but fails to make an election as to the form of distribution, he shall be deemed to have elected a lump sum distribution.

                                     XIII-3

                                   ARTICLE XIV

               SALE OF EMPLOYER OR SUBSTANTIALLY ALL OF ITS ASSETS

         14.1 CONTINUANCE PERMITTED UPON SALE OR TRANSFER OF ASSETS. An Employer's participation in this Plan and its related Trust Fund shall not automatically terminate if it consolidates or merges and is not the surviving corporation, sells substantially all of its assets, is a party to a reorganization and its Employees and substantially all of its assets are transferred to another entity, liquidates, or dissolves, if there is a successor organization. Instead, the successor may assume and continue this Plan and its related Trust Fund by executing a direction, entering into a contractual commitment or adopting a resolution providing for the continuance of the Plan and its related Trust Fund. Only upon the successor's rejection of this Plan and its related Trust Fund or its failure to respond to the Employer's, the Sponsor's or the Trustee's request that it affirm its assumption of this Plan within 90 days of the request shall this Plan automatically terminate. In that event the appropriate portion of the Trust Fund shall be distributed exclusively to the Members or their Beneficiaries as soon as administratively feasible. If there is a disposition to an unrelated entity of substantially all of the assets used by the Employer in a trade or business or a disposition by the Employer of its interest in a subsidiary, the Employer may make a lump sum distribution from the Plan if it continues the Plan after the disposition; but the distribution can only be made for those Members who continue employment with the acquiring entity.

         14.2 DISTRIBUTIONS UPON DISPOSITION OF ASSETS OR A SUBSIDIARY. A Member employed by an Employer that is a corporation is entitled to receive a lump sum distribution of his interest in his Accounts in the event of the sale or other disposition by the Employer of at least 85% of all of the assets used by the Employer in a trade or business to an unrelated corporation if (a) the Employer continues to maintain the Plan after the disposition and (b) in connection with the disposition the Member is transferred to the employ of the corporation acquiring the assets.

A Member employed by an Employer that is a corporation is entitled to receive a lump sum distribution of his interest in his Accounts in the event of the sale or other disposition by the Employer of its interest in a subsidiary (within the meaning of section 409(d)(3) of the Code) to an unrelated entity or individual if (a) the Employer continues to maintain the Plan after the disposition and (b) in connection with the disposition the Member continues employment with the subsidiary.

The selling Employer is treated as continuing to maintain the Plan after the disposition only if the purchaser does not maintain the Plan after the disposition. A purchaser is considered to maintain the Plan if it adopts the Plan, becomes an employer whose employees accrue benefits under the Plan, or if the Plan is merged or consolidated with, or any assets or liabilities are transferred from the Plan to a plan maintained by the purchaser in a transaction subject to section 414(l)(1) of the Code.

An unrelated corporation, entity or individual is one that is not required to be aggregated with the selling Employer under section 414(b), (c), (m), or (o) of the Code after the sale or other disposition.

                                     XIV-1

If a Member's Account balance is or is deemed to be $5,000.00 or less determined under the rules set out in Section 6.11, the Committee will direct the Trustee to pay to the Member a lump sum cash distribution of his Account balance as soon as administratively practicable following the disposition and any Internal Revenue Service approval of the distribution that the Committee deems advisable to obtain.

If it is or is deemed to be more than $5,000.00 at the date of the disposition, he may elect (a) to receive a lump sum cash distribution of his Account balance as soon as administratively practicable following the disposition and receipt of any Internal Revenue Service approval of the distribution that the Committee deems advisable to obtain, or (b) he may elect to defer receipt of his vested Account balance until the first day of the month coincident with or next following the date that he attains age 65. In the manner and at the time required under Department of Treasury regulations, the Committee will provide the Member with a notice of his right to defer receipt of his Account balance.

However, no distribution shall be made to a Member under this Section after the end of the second calendar year following the calendar year in which the disposition occurred. In addition, no distribution shall be made under this Section unless it is a lump sum distribution within the meaning of section 402(d)(4) of the Code, without regard to subparagraphs (A)(i) through (iv), (B), and (F) of that section.

                                     XIV-2

                                   ARTICLE XV

                                  MISCELLANEOUS

         15.1 PLAN NOT AN EMPLOYMENT CONTRACT. The adoption and maintenance of this Plan and its related Trust Fund is not a contract between any Employer and its Employees which gives any Employee the right to be retained in its employment. Likewise, it is not intended to interfere with the rights of any Employer to discharge any Employee at any time or to interfere with the Employee's right to terminate his employment at any time.

         15.2 BENEFITS PROVIDED SOLELY FROM TRUST. All benefits payable under this Plan shall be paid or provided for solely from the Trust Fund. No Employer assumes any liability or responsibility to pay any benefit provided by the Plan.

         15.3 ANTI-ALIENATION PROVISION. No principal or income payable or to become payable from the Trust Fund shall be subject: to anticipation or assignment by a Member or by a Beneficiary to attachment by, interference with, or control of any creditor of a Member or Beneficiary, or to being taken or reached by any legal or equitable process in satisfaction of any debt or liability of a Member or Beneficiary prior to its actual receipt by the Member or Beneficiary. An attempted conveyance, transfer, assignment, mortgage, pledge, or encumbrance of the Trust Fund, any part of it, or any interest in it by a Member or Beneficiary prior to distribution shall be void, whether that conveyance, transfer, assignment, mortgage, pledge, or encumbrance is intended to take place or become effective before or after any distribution of Trust assets or the termination of this Trust Fund itself. The Trustee shall never under any circumstances be required to recognize any conveyance, transfer, assignment, mortgage, pledge or encumbrance by a Member or Beneficiary of the Trust Fund, any part of it, or any interest in it, or to pay any money or thing of value to any creditor or assignee of a Member or Beneficiary for any cause whatsoever. The prohibitions against the alienation of a Member's Account shall not apply to:

                  (a) qualified domestic relations orders or domestic relations orders entered into prior to January 1, 1985, or

                  (b) any offset of a Member's Account under the Plan that the Member is ordered to pay to the Plan if (i) the order arises under a judgment of conviction of a crime involving the Plan, a civil judgment (including a consent decree) is entered by a court in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA, or is pursuant to a settlement agreement between the Secretary of Labor and the Member, or between the Pension Benefit Guaranty Corporation and the Member, in connection with a violation (or alleged violation) of part 4 of such subtitle by a fiduciary or any other person, (ii) the judgment, order, decree or settlement agreement expressly provides for the offset of all or a part of the amount ordered or required to be paid to the Plan against the Member's Account balance under the Plan, and (iii) in a case in which the survivor annuity requirements of Section 401(a)(11) of the Code apply with respect to distributions, the requirements of Section 401(a)(13)(C)(iii) of the Code are satisfied.

         15.4 REQUIREMENTS UPON MERGER OR CONSOLIDATION OF PLANS. This Plan shall not merge or consolidate with or transfer any assets or liabilities to any other plan unless each Member would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

         15.5 GENDER AND NUMBER. If the context requires it, words of one gender when used in this Plan shall include the other genders, and words used in the singular or plural shall include the other.

         15.6 SEVERABILITY. Each provision of this Agreement may be severed. If any provision is determined to be invalid or unenforceable, that determination shall not affect the validity or enforceability of any other provision.

         15.7 GOVERNING LAW; PARTIES TO LEGAL ACTIONS. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas and, to the extent applicable, by the laws of the United States. The Trustee or any Employer may at any time initiate a legal action or proceeding for the settlement of the account of the Trustee, or for the determination of any question or for instructions. The only necessary parties to that action or proceeding are the Trustee and the Employer concerned. However, any other person or persons may be included as parties defendant at the election of the Trustee and the Employer.

                                   ARTICLE XVI

               PROVISIONS RELATING TO U.S. FILTER UNION EMPLOYEES

         16.1 ELIGIBILITY REQUIREMENTS. Notwithstanding any other provision of the Plan to the contrary, each Employee who was previously employed by United States Filter Corporation and is included in a unit of Employees covered by a collective bargaining agreement ("U.S. Filter Union Employees") shall be eligible to participate in the Plan for all purposes beginning on the Employee's date of hire.

         16.2 SALARY DEFERRAL CONTRIBUTIONS. Notwithstanding any other provision of the Plan to the contrary, each Employer shall contribute for each Plan Year, on behalf of each U.S. Filter Union Employee, the amount by which the Member's Considered Compensation is reduced as a result of a salary deferral agreement, not to exceed 18% of the amount of the Member's Considered Compensation for the Plan Year less the amount of the Member's Employee After Tax Contribution, if any, as set by the Committee from time to time in a nondiscriminatory manner and announced to the Members.

         The election to have Salary Deferral Contributions made, the ability to change the rate of Salary Deferral Contributions, the right to suspend Salary Deferral Contributions, and the manner of commencing new Salary Deferral Contributions shall be permitted under any uniform method determined from time to time by the Committee.

         16.3 EMPLOYER MATCHING CONTRIBUTIONS. Notwithstanding any other provision of the Plan to the contrary, each Employer shall contribute for each Plan Year, on behalf of each U.S. Filter Union Employee, an amount, in cash or in common stock of the Sponsor (the number of shares to be determined using the closing sales price on the business day preceding the day of the contribution), at the sole discretion of the Board of Directors, equal to 50% of the Salary Deferral Contribution made by each Member not to exceed 7% of the Member's Considered Compensation.

         16.4 DISTRIBUTION ON SEVERANCE FROM SERVICE. Notwithstanding any other provision of the Plan to the contrary, if a Member who is a U.S. Filter Union Employee Severs Service with all Affiliated Employers for any reason other than death, retirement or disability, he is entitled to receive (a) 100% of all of his Accounts, except his Employer Matching Contribution Account, if any, and
(b) that percentage of his Employer Matching Contribution Account, if any, as shown in the vesting schedule below, as of the day he severs employment.

         YEARS OF SERVICE                              VESTED PERCENTAGE
         ----------------                              -----------------
        Less than one year                                     0
 One year but less than two years                            33 1/3
Two years but less than three years                          66 2/3
        Three years or more                                   100

         16.5 FORM OF DISTRIBUTIONS. Notwithstanding any other provision of the Plan to the contrary, distributions to a Member who is a U.S. Filter Union Employees shall be made only in cash unless an asset held in the Trust cannot be sold by distribution date or can only be sold at less than its appraised value, in which event part or all of the distribution may be made in kind.

                                     XVI-1

Also, a Member (or his designated beneficiary or legal representative, in the case of a deceased Member) may elect to have those portions of his Accounts that are invested in shares of common stock of the Sponsor distributed in full shares with any remaining balance (including factional shares) distributed in cash. All distributions to U.S. Filter Union Employees shall be made in the manner provided under the terms of the United States Filter Corporation Retirement Savings Plan (provided, however, that the Employer reserves the right to eliminate any optional forms of payment in accordance with the provisions of section 411(d)(6) of the Code and the Regulations promulgated thereunder effective no earlier than the 90th day following the date Members have been furnished with a summary of material modifications satisfying the requirements of 29 C.F.R. Section 2520.104b-3) or, as a Direct Rollover if the Distributee elects, at the time and in the manner prescribed by the Committee, to have any portion or all of the Eligible Rollover Distribution paid directly to an Eligible Retirement Plan named by the Distributee.

                                  ARTICLE XVII
                        AMENDMENT OF THE PLAN FOR EGTRRA

         17.1     Preamble

                  (a) Adoption and effective date of amendment. This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

                  (b) Supersession of inconsistent provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

         17.2     Limitations On Contributions

                  (a) Effective date. This Section shall be effective for Limitation Years beginning after December 31, 2001.

                  (b) Maximum Annual Addition. Except to the extent permitted under Section 17.12 of the Plan and this amendment and section 414(v) of the Code, if applicable, the Annual Addition that may be contributed or allocated to a Member's account under the Plan for any Limitation Year shall not exceed the lesser of:

                           (i)      $40,000, as adjusted for increases in the
cost-of-living under section 415(d) of the Code, or

                           (ii)     100 percent of the Member's compensation,
within the meaning of section 415(c)(3) of the Code, for the Limitation Year.

The compensation limit referred to in (ii) shall not apply to any contribution for medical benefits after separation from service (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition.

                                     XVI-2

         17.3 Increase In Compensation Limit. The Annual Compensation of each Member taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. Annual compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to Annual Compensation for the determination period that begins with or within such calendar year.

Beginning after December 31, 2001, Considered Compensation in excess of $200,000.00 (as adjusted by the Secretary of the Treasury) shall be disregarded. If the Plan Year is ever less than twelve months (because of a change in the Plan Year) the $200,000.00 limitation (as adjusted by the Secretary of Treasury) will be prorated by multiplying the limitation by a fraction, the numerator of which is the number of months in the Plan Year, and the denominator of which is 12.

         17.4     Modification Of Top-Heavy Rules

                  (a) Effective date. This Section shall apply for purposes of determining whether the Plan is a top-heavy plan under section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years. This Section amends Article IX of the Plan.

                  (b)      Determination of top-heavy status.

                           (i)      Key Employee. Key Employee means any
Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having Annual Compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a Five-Percent Owner of the Employer, or a 1-percent owner of the Employer having Annual Compensation of more than $150,000. For this purpose, Annual Compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                           (ii)     Determination of present values and amounts.
This Section 17.4(b) shall apply for purposes of determining the present values of Accrued Benefits and the amounts of account balances of Employees as of the determination date.

                           (iii)    Distributions during year ending on the
determination date. The present values of Accrued Benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution

                                     XVII-2
made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                           (iv)     Employees not performing services during
year ending on the determination date. The Accrued Benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.

                  (c) Minimum benefits--Matching contributions. Employer Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the Actual Contribution Percentage test and other requirements of section 401(m) of the Code.

         17.5     Direct Rollovers Of Plan Distributions

                  (a) Effective date. This Section shall apply to distributions made after December 31, 2001.

                  (b) Modification of definition of Eligible Retirement Plan. For purposes of the Direct Rollover provisions in Section 6.9 of the Plan, an Eligible Retirement Plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code.

                  (c) Modification of definition of Eligible Rollover Distribution to exclude hardship distributions. For purposes of the Direct Rollover provisions in Section 6.9 of the Plan, any amount that is distributed on account of hardship shall not be an Eligible Rollover Distribution and the Distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

         17.6     Rollovers From Other Plans

                  (a) Direct Rollovers. Beginning on January 1, 2002, the Committee may permit Member rollover contributions and/or Direct Rollovers of distributions made after December 31, 2001, from a qualified plan described in section 401(a) or 403(a) of the Code, including after-tax employee contributions as determined by the Committee; an annuity contract described in section 403(b) of the Code, including after-tax employee contributions as determined by the Committee; and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

                                     XVII-3

                  (b) Member Rollover Contributions from Other Plans. Beginning on January 1, 2002, the Committee may permit Member contribution of an Eligible Rollover Distribution from a qualified plan described in section 401(a) or 403(a) of the Code, an annuity contract described in section 403(b) of the Code, and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

         17.7 Member Rollover Contributions from IRAs. Beginning on January 1, 2002, the Committee may permit a Member rollover contribution of the portion of a distribution from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

         17.8     Rollovers Included In Involuntary Cash-Outs

                  (a) Applicability and effective date. This Section shall apply with respect to distributions made after December 31, 2001 regardless of the date the Member separated from service.

                  (b) Rollovers included in determining value of account balance for involuntary distributions. For purposes of the involuntary cash-out provisions of the Plan, the value of a Member's nonforfeitable account balance shall be determined with regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and
457(e)(16) of the Code. If the value of the Member's nonforfeitable account balance as so determined is $5,000 or less, the Plan shall immediately distribute the Member's entire nonforfeitable account balance.

         17.9 Repeal Of Multiple Use Test. The multiple use test described in Treasury Regulation section 1.401(m)-2 and Section 4.15 of the Plan shall not apply for Plan Years beginning after December 31, 2001.

         17.10 Elective Deferrals--Contribution Limitation. No Member shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 17.12 of the Plan and this amendment and section 414(v) of the Code, if applicable.

         17.11 Suspension Period Following Hardship Distribution. A Member who receives a distribution of Elective Deferrals after December 31, 2001, on account of hardship shall be prohibited from making Elective Deferrals and employee contributions under this and all other plans of the Employer for 6 months after receipt of the distribution. A Member who receives a distribution of Elective Deferrals in calendar year 2001 on account of hardship shall be prohibited from making Elective Deferrals and employee contributions under this and all other plans of the Employer for 6 months after receipt of the distribution or until January 1, 2002, if later.

         17.12 Catch-Up Contributions. Effective January 1, 2002, all Employees who are eligible to make Elective Deferrals under this Plan and who have attained age 50 before the close

                                     XVII-4
of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions. No Matching Contributions shall be made with respect to any catch-up contributions made by a Member under this Section.

         17.13    Distribution Upon Severance From Employment

                  (a) Effective date. This Section shall apply for distributions after December 31, 2001, regardless of when the severance from employment occurred.

                  (b) New distributable event. A Member's Elective Deferrals, qualified nonelective contributions, qualified Matching Contributions, and earnings attributable to these contributions shall be distributed on account of the Member's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

         17.14 Plan Loans For Owner-Employees And Shareholder Employees. Effective for Plan loans made after December 31, 2001, Plan provisions prohibiting loans to any owner-employee or shareholder- employee shall cease to apply.

         17.15    Model Amendment - Revenue Ruling 2002-27.

         (a) Effective date. This section shall apply to Plan Years and Limitation Years beginning on and after January 1, 2002.

         (b)      For purposes of the definition of Compensation under Sections
1.10 and 1.18, amounts under Section 125 include any amounts not available to a participant in cash in lieu of group health coverage because the participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 only if the Employer does not request or collect information regarding the participant's other health coverage as part of the enrollment process for the health plan.

                                     XVII-5

                                  ARTICLE XVIII

                        MINIMUM DISTRIBUTION REQUIREMENTS

         18.1     GENERAL RULES

         (a) Effective Date. The provisions of this Article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 Distribution Calendar Year that are made on or after January 1, 2003.

         (b) Coordination with Minimum Distribution Requirements Previously in Effect. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Article equals or exceeds the required minimum distributions determined under this Article, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Article is less than the amount determined under this Article, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Article.

         (c) Precedence. The requirements of this Article will take precedence over any inconsistent provisions of the Plan.

         (d) Requirements of Treasury Regulations Incorporated. All distributions required under this Article will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Code.

         (e) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Article, distributions may be made under a designation made before January 1, 1984, in accordance with

                                    XVIII-1

section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act ("TEFRA") and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

         18.2     TIME AND MANNER OF DISTRIBUTION.

         (a) Required Beginning Date. The Member's entire interest will be distributed, or begin to be distributed, to the Member no later than the Member's Required Beginning Date.

         (b) Death of Member Before Distributions Begin. If the Member dies before distributions begin, the Member's entire interest will be distributed, or begin to be distributed, no later than as follows:

                  (i) If the Member's surviving spouse is the Member's sole Designated Beneficiary, then, except as provided in the adoption agreement, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Member died, or by December 31 of the calendar year in which the Member would have attained age 70 1/2, if later.

                                    XVIII-2

                   (ii) If the Member's surviving spouse is not the Member's sole Designated Beneficiary, then, except as provided in the adoption agreement, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Member died.

                  (iii) If there is no Designated Beneficiary as of September 30 of the year following the year of the Member's death, the Member's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

                  (iv) If the Member's surviving spouse is the Member's sole Designated Beneficiary and the surviving spouse dies after the Member but before distributions to the surviving spouse begin, this Section 18.2(b), other than Section 18.2(b)(i), will apply as if the surviving spouse were the Member.

                  For purposes of this Section 18.2(b) and Section 18.4, unless
         Section 18.2(b)(iv) applies, distributions are considered to begin on the Member's Required Beginning Date. If Section 18.2(b)(iv)applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 18.2(b)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Member before the Member's Required Beginning Date (or to the Member's surviving spouse before the date distributions are required to begin to the surviving spouse under
         Section 18.2(b)(i)), the date distributions are considered to begin is the date distributions actually commence.

         (c) Forms of Distribution. Unless the Member's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in

                                    XVIII-3
accordance with Sections 18.3 and 18.4. If the Member's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury regulations.

         18.3     REQUIRED MINIMUM DISTRIBUTIONS DURING MEMBER'S LIFETIME.

         (a) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Member's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

                  (i) the quotient obtained by dividing the Member's Account Balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Member's age as of the Member's birthday in the Distribution Calendar Year; or

                  (ii) if the Member's sole Designated Beneficiary for the Distribution Calendar Year is the Member's spouse, the quotient obtained by dividing the Member's Account Balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Member's and spouse's attained ages as of the Member's and spouse's birthdays in the Distribution Calendar Year.

         (b) Lifetime Required Minimum Distributions Continue Through Year of Member's Death. Required minimum distributions will be determined under this
Section 18.3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Member's date of death.

         18.4 REQUIRED MINIMUM DISTRIBUTIONS AFTER MEMBER'S DEATH.

         (a) Death On or After Date Distributions Begin.

                                    XVIII-4

                  (i) Member Survived by Designated Beneficiary. If the Member dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member's death is the quotient obtained by dividing the Member's Account Balance by the longer of the remaining Life Expectancy of the Member or the remaining Life Expectancy of the Member's Designated Beneficiary, determined as follows:

                           (1) The Member's remaining Life Expectancy is
                  calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

                           (2) If the Member's surviving spouse is the Member's
                  sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Member's death using the surviving spouse's age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                           (3) If the Member's surviving spouse is not the
                  Member's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the beneficiary in the year following the year of the Member's death, reduced by one for each subsequent year.

                  (ii) No Designated Beneficiary. If the Member dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Member's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member's death is the quotient obtained by dividing the Member's Account Balance by the Member's remaining Life Expectancy calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

         (b)      Death Before Date Distributions Begin.

                  (i) Member Survived by Designated Beneficiary. Except as provided in the adoption agreement, if the Member dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member's death is the quotient obtained by dividing the Member's Account Balance by the remaining Life Expectancy of the Member's Designated Beneficiary, determined as provided in
         Section 18.4(a).

                  (ii) No Designated Beneficiary. If the Member dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Member's death, distribution of the Member's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

                                    XVIII-5

                  (iii) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Member dies before the date distributions begin, the Member's surviving spouse is the Member's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under
         Section 18.2(b)(i), this Section 18.4(b) will apply as if the surviving spouse were the Member.

         18.5     DEFINITIONS.

         (a) Designated Beneficiary. The individual who is designated as the beneficiary under Section 6.2 and is the designated beneficiary under section 401(a)(9) of the Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

         (b) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Member's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member's Required Beginning Date. For distributions beginning after the Member's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 18.2(b). The required minimum distribution for the Member's first Distribution Calendar Year will be made on or before the Member's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Member's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

         (c) Life Expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

         (d) Member's Account Balance. The account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

         (e) Required Beginning Date. The date specified in Section 6.12.

                                    XVIII-6

         IN WITNESS WHEREOF, Weatherford International, Inc. has caused this Agreement to be executed this 16th day of December 2001, in multiple counterparts, each of which shall be deemed to be an original, to be effective the 1st day of January, 2001, except for those provisions which have an earlier effective date provided by law, or as otherwise provided under applicable provisions of this Plan.

                                      WEATHERFORD INTERNATIONAL, INC.

                                      By  /s/ Jon R. Nicholson
                                        ----------------------------------------
                                      Title  Sr. Vice President, Human Resources
                                           -------------------------------------